Legg Mason
Investors Trust, Inc.

AMERICAN LEADING COMPANIES TRUST BALANCED TRUST U.S. SMALL-CAPITALIZATION VALUE TRUST FINANCIAL SERVICES FUND

ANNUAL REPORT TO SHAREHOLDERS March 31, 2003 Primary Class and Class A

To Our Shareholders,

   We are pleased to provide you with Legg Mason Investors Trust’s annual report for the Primary Class of American Leading Companies Trust, Balanced Trust and U.S. Small-Capitalization Value Trust, and for the Primary Class and Class A of Financial Services Fund.

   The following table summarizes key statistics for the respective classes of each Fund, as of March 31, 2003:

	Total ReturnsA

	3 Months	12 Months

American Leading Companies Trust Primary Class	-4.22%	-19.80%
S&P 500 Stock Composite IndexB	-3.15%	-24.76%
Lipper Large-Cap Value Funds IndexC	-4.88%	-25.04%

Balanced Trust Primary Class	-2.30%	-13.20%
Lehman Intermediate Government/ Credit Bond IndexD	+1.51%	+11.74%
Lipper Balanced Fund IndexE	-1.84%	-12.85%

U.S. Small-Capitalization Value Trust Primary Class	-8.50%	-23.87%
Russell 2000 IndexF	-4.49%	-26.96%

Financial Services Fund
Primary Class	-0.88%	-10.47%
Class A (including front-end sales charge)	-5.39%	-14.09%
Class A (excluding front-end sales charge)	-0.69%	-9.81%
Lipper Financial Services Fund IndexG	-4.97%	-20.13%

   On the following pages, the portfolio managers for each of the Funds discuss the investment outlook for the Funds. Long-term investment results for each of the Funds are shown in the Performance Information section of this report.

A	Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

B	An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

C	An index comprised of the 30 largest funds in the Lipper universe of 417 large-cap value funds.

D	An index based on all publicly issued intermediate government and corporate debt securities with an average maturity of 4 to 5 years.

E	An index comprised of the 30 largest funds in the Lipper universe of 542 balanced funds.

F	Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

G	An index comprised of the 10 largest funds in the Lipper universe of 114 financial services funds.

   Ernst & Young LLP, independent auditors for the Funds, has completed its annual audit, and audited financial statements for the fiscal year ended March 31, 2003, are included in this report.

   Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting President

April 21, 2003

Portfolio Managers’ Comments

American Leading Companies Trust

   In many important respects, the post-Cold War, post-bubble, post-9/11 world we live in today is without precedent. With the collapse of the former Soviet Union, the United States emerged as the only true global superpower. Prior to 9/11, the U.S. used its power largely reactively. Post-9/11, in order to protect itself from terrorist threats, it has begun to exercise that power preemptively. Whether one views this development with approval or alarm, or perhaps some of both, we as investors are faced with the problem of dealing with this new geopolitical reality. So are our allies, our quasi-allies and our enemies.

   The geopolitical turmoil we have been experiencing would be enough, in itself, to set the stock market on edge, but that is not all we have to think about. We live, too, in a post-bubble environment, where the excesses of the late 1990s mania for stocks are still being wrung out of the market and the economy. The stock market frenzy that peaked in March 2000 was a wing-dinger. At the height of the madness, the companies which comprised the NASDAQ Composite accounted for only 4% of the earnings of publicly traded companies, but a whopping 40% of their combined market value.

   The post-bubble hangover from those excesses has been brutal, and, in our opinion, explains why the market has not reacted “normally” to monetary stimulus and a recovering economy. The Federal Reserve began cutting the fed funds rate this cycle in early 2001. Taking the average of post-WWII recovery experience, one would expect that 27 months into a Fed easing cycle, the economy would be recovering strongly and that the stock market would be up about 30%. This time around, the economy is limping along at a 2% to 3% growth rate, and the stock market is down nearly 40% from the first Fed easing. Unprecedented.

   We are a little tired of saying, and our shareholders may be a little tired of hearing, that we think things will get better going forward. The truth of the matter is, however, that remains our opinion. Things actually are better in the sense that — despite surging oil prices, miserable winter weather, a balky economy and the war in Iraq — the market held above its October 2002 lows in March. We also find it encouraging that since the toppling of Saddam Hussein’s regime, the stock market has recovered and is, as of this writing at least, in modestly positive territory for the year-to-date.

   Finally, we take encouragement from the fact that even though stock returns were once again largely negative in the March quarter, the pattern was not just a

Portfolio Managers’ Comments — Continued

continuation of the past three years’ decline, but had an entirely different character. This is evident from an analysis of the returns in the following table:

	Total Returns Year Ended			Total Returns
	December 31			Three Mos. Ended

	2000	2001	2002	3/31/03

Russell 2000 IndexA	-3.02%	+2.49%	-20.48%	-4.49%
S&P Mid-Cap 400 IndexB	+17.51%	-0.60%	-14.51%	-4.44%
S&P 500 Stock Composite IndexC	-9.10%	-11.89%	-22.10%	-3.15%
NASDAQ Composite IndexD	-39.29%	-21.05%	-31.53%	+0.42%
Dow Jones Industrial AverageE	-4.85%	-5.43%	-15.01%	-3.64%

Source: Lipper Inc.

   Unlike 2000, 2001 and 2002, when the NASDAQ Composite was the worst performing market index, in the March quarter it was the best performer, and the only one to post positive returns. In addition, the indexes — such as the Dow Jones Industrials, Russell 2000 and S&P Mid-Cap Indexes — which held up best for the three years ended December 31, 2002, performed worse than the S&P 500 and NASDAQ Composite Indexes in the latest quarter. Finally, the Lipper Large-Cap Growth IndexF bested the Lipper Large-Cap Value IndexG by over 3% in the latest quarter, after trailing the Value Index by more than 30 percentage points over the last three years.

   One quarter obviously does not make a trend, but this turnaround in relative returns may be an early indication of a shift in some investor’s risk preferences — away from the safer areas of the market, toward some of the more venturesome. In a word, some investors appear to have started to focus on playing offense rather than defense. If this trend is confirmed by subsequent events, it would be a very healthy sign for the market, in our opinion.

A	Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

B	A market-weighted index that represents approximately 10% of the aggregate market value of U.S. domestic companies.

C	An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

D	A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

E	A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

F	An index comprised of the 30 largest funds in the Lipper universe of 684 large-cap growth funds.

G	An index comprised of the 30 largest funds in the Lipper universe of 417 large-cap value funds.

Investment Results

   Cumulative results for the American Leading Companies Trust for the three-month, one-year, three-year and five-year periods ended March 31, 2003, are listed below, along with those of some comparative indices:

	Three	One	Three	Five
	Months	Year	Years	Years

American Leading Companies Primary ClassH	-4.22%	-19.80%	-21.77%	-12.72%
S&P 500 Stock Composite Index	-3.15%	-24.76%	-40.93%	-17.47%
Lipper Large-Cap Core Funds IndexI	-3.11%	-23.73%	-40.90%	-17.75%
Lipper Large-Cap Value Funds IndexJ	-4.88%	-25.04%	-28.89%	-16.32%
Dow Jones Industrial Average	-3.64%	-21.45%	-22.70%	-0.91%

   The Fund got off to a slow start in the first quarter, bettering its large-cap value peers, but trailing its broader market comparative indices and large-cap core fund peers modestly. For the one- and three-year periods, the Fund performed better than all of its comparative indices and peer groups. For the five years ended March 31, 2003, the Fund trailed only the Dow Jones Industrial Average. We are pleased any time that the Fund betters the competition, but we recognize that losing less money than someone else is probably not much consolation to shareholders who have experienced losses which now extend back five years. In this situation, it may provide shareholders some comfort to know two things. First, as large individual shareholders ourselves, my family and I have been with you every step of the way, and even made significant additions to our holdings in July and September of 2002. To this point, we have never sold a single share of the Fund. Second, as we reported to you in our September quarterly letter last year, following the seven previous periods in which the five-year returns on the S&P 500 Index have been negative (1931, 1932, 1933, 1934, 1941, 1974 and 1977), the subsequent five-year returns have — without exception — been decidedly positive, averaging 15% annually.

   For the fiscal year ended March 31, 2003, strong performers in the portfolio were broadly distributed with respect to industry group, and included: Nextel Communications, Wellpoint Health Networks, UnitedHealth Group, Lexmark International, Washington Mutual, Avon Products, Dell Computer Corporation, Bank of America Corporation, Eastman Kodak Company, and Merck & Co., Inc. Poor performers were also fairly broadly distributed, and included: UnumProvident Corporation, Duke Energy Corporation, AOL Time Warner, Koninklijke Philips Electronics N.V., Lloyds TSB Group, Bristol-Myers Squibb Company, SBC Communications, Honeywell International, MGIC Investment Corporation and General Motors Corporation.

H	Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares. Past performance does not predict future performance.

I	An index comprised of the 30 largest funds in the Lipper universe of 1,050 large-cap core funds.

J	An index comprised of the 30 largest funds in the Lipper universe of 417 large-cap value funds.

Portfolio Managers’ Comments — Continued

   During the quarter, we established a new position in Electronic Data Systems, a leading provider of information systems and technology services and facilities management services, while adding meaningfully to our holdings of Lloyds TSB Group, Altria Group, Duke Energy and Home Depot. On the sell side, we liquidated our entire holdings of Waste Management, Intel Corporation, Lucent Technologies and McKesson HBOC, and trimmed our holdings of a number of issues, the largest sales of which were IBM Corporation, FleetBoston Financial and Dell Computer Corporation.

Outlook

   We estimate that real GDP grew about 2% in the March quarter. Growth likely would have been as high as 4% were it not for severe winter weather and the paralyzing effects of the war in Iraq on business and consumer spending. Now that the Iraqi war has wound down, the $64,000 question is whether U.S. economic growth will begin to pick up. We think so, but a lot depends upon how quickly business and consumer confidence — which has been shaken by geopolitical uncertainties and a three-year bear market — is restored. Our forecast is that GDP growth will remain in the 2% range in the second quarter, before accelerating to 4% to 5% in the second half of the year, thus averaging about 3% for all of 2003.

   Most of the pieces are in place for a pick-up in the rate of economic growth. On the corporate side, profits are improving, interest rates remain low, and credit spreads have narrowed, meaning that corporations have ready access to both internal and external sources of capital to fund growth initiatives and capital spending plans. Corporate balance sheets are in good shape, inventories have been cut to the bone and current capital spending rates are at unsustainably low levels. All that is needed is a moderate improvement in business confidence to trigger a sharp increase in capital spending, in our view.

   On the consumer side, we think the situation is a lot healthier than most perceive. It is a commonly held notion that the consumer is tapped out. While overall consumer debt levels are high, they are not disastrously so, in our judgment, especially with interest rates as low as they are. The big jump in consumer borrowing has come on the mortgage side, which we do not regard as worrisome since mortgage rates are at 40-year lows, and mortgages have much longer maturities than other forms of consumer debt. The mortgage refinancing boom — which has been an important source of stimulus to consumer spending in the last few years — continues at record levels. Nancy Lazar, an economist with ISI Group, estimates that so-called “cash out” refinancings ran at a $250 billion annual rate in the March quarter. Importantly, this money has not yet been spent, but is available either to repay higher cost debt or fund future consumption. Overall consumer spending has held up better in this recession than in past ones, so we do not expect a big surge in consumer demand. But neither do we expect the collapse in consumer buying that some foresee.

   In our opinion, lack of confidence on the part of businesses and consumers is the biggest problem facing the economy currently. This creates a bit of a chicken-and-egg situation involving not only the economy, but also the stock market. Investor, consumer and business confidence has been severely shaken by a three-year bear market in stocks. If the stock market were to stabilize and begin to advance, this in and of itself would do wonders for confidence, which in turn would help the economy, which in turn would help the market. Under normal circumstances, the economy drives the stock market. In the current post-bubble environment, we think an improving stock market is the key to renewed investor confidence and an improving economy. Will it happen? We cannot say for sure, but, in our opinion, all of the pieces look to be in place.

   As always, we appreciate your support and welcome your comments.

David E. Nelson, CFA

April 22, 2003

DJIA 8484.99

Portfolio Managers’ Comments — Continued

Balanced Trust

Equity Review

   Over the past twelve months, performance for the equity portfolio breaks down into two periods. During the first six months of the fiscal year our equity investments declined by 27.78%, versus a 28.36% decline in the value of the S&P 500 Stock Composite Index.A Even though both lost value during the period, the Fund retained slightly more value than the broad market. During the market recovery that occurred during the second half of the fiscal year the Fund’s stocks rose 3.11% in value, whereas the Index gained 5.02%. With the asset allocation of the Fund close to our 60/40 target during this period, the net impact for the year was a loss of 13.2% in contrast to the peer group median decline of 12.85%. From a long-term perspective, this last six-month period reduced our three-year return to that of the peer group median, a 5.52% annualized decline.

   The underperformance in the equity portfolio during the second half of the year can be directly linked to substantial price declines in six of the Fund’s holdings, those being: McDonald’s, Safeway, Chateau Communities, Cintas, SBC Communications and Martin Marietta Materials. These stocks all suffered company-specific events that, in this volatile market environment, resulted in outsized price declines. The fate that befell these stocks demonstrates two dynamics that became widely repeated during the third year of the current bear market. One is the almost instantaneous mass exodus of ownership that is triggered at the first sign of operating difficulty, and the second is the near free fall in prices as the lack of capital committed to trading manifests itself. Unlike past market cycles where the fallen growth stocks would find welcome in the portfolios of value investors, there has been little appetite on the part of any cadre of investors to facilitate any rotations in ownership.

   Beyond the drag created by the stocks mentioned previously, there was a string of solid successes in the Fund. Biomet, Medtronic and Pharmacia powered the Fund’s exposure in health care to solid outperformance. The same is true among the technology stocks, where performance of our holdings in Dell, Microsoft and Oracle handily beat the sector overall. We also benefited from making the correct macro call by having only token exposure to telecommunication and utility stocks.

   The events of the last year confirm our belief that the key to success rests in understanding the health of the business underlying each stock we own. It also reminded us that the words “He who hesitates is lost” have never been truer. Our process remains one driven by company fundamentals and valuation. We view the opportunities among the financial service and health care stocks to be the most compelling at this time and we have modestly overweighted those areas within the Fund. Conversely, we view the valuation level of many technology stocks as a significant risk to the market and are modestly underexposed among those stocks.

A	An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

The uncertainty regarding the status of litigation and possible regulatory changes are reason enough for keeping our distance from utility and telecom companies.

Fixed Income Review

   If the financial markets are driven by fear or greed, then fear has been driving for about three years now. Bonds, fear’s vehicle of choice, have performed very well. The fixed income component of the Fund posted a positive 11.5% return for the twelve months ended March 31, 2003, and an annualized 9.6% over the past three years.

   Twelve months ago, one would have been in good company to hold the opinion that interest rates would be moving up soon. As is sometimes the case in the real world and often the case in the investment world, popular opinion is not a guarantee of success; the yield of the five-year Treasury note fell by over 2.1% to end March 31, 2003, yielding a scant 2.7%. Put into some perspective, inflation as measured by the Consumer Price Index finished the same period at 3.0%, 0.3% higher than the five-year Treasury note. The yield curve also became steeper as the yield difference between the ten-year and two-year Treasury notes rose to 2.3% from 1.7% one year earlier. A cornerstone of our investment philosophy states that interest rates move randomly. Any attempt to anticipate changes in interest rates merely adds unnecessary risk to a bond portfolio. True to our philosophy, the duration of the bond portfolio was kept near that of its benchmark and benefited from the overall fall in interest rates.

   Allocations to credit instruments, corporate bonds, mortgage-backed securities and agency notes were another key to performance. Success in this area hinged as much upon what was not in the portfolio as what was in the portfolio. “Fallen angels,” companies that experienced rapid deteriorations in their creditworthiness as well as their bond prices, impacted many bond managers. An incomplete list would include names like WorldCom, Quest, Williams and Dynegy. To illustrate the excessive amount of troubled debt, $45 billion of investment grade debt was downgraded to junk during the month of May 2002 alone. The Fund’s bond portfolio continued to focus on solid, high quality credits and managed to avoid such “headline” names. High grade corporate bonds turned in the best performance, though the ride was a rocky one. The past two quarters saw the corporate bond market turn in the best six-month return in five years while the previous two quarters saw the same sector turn in the worst performance in five years.

   With historically low interest rates before us, we are defensive with regard to the bond portfolio of the Fund. We see further value in owning high-quality corporate bonds as well as mortgage-backed securities, but the prospect of another double-digit year for bond returns is slight. Bonds are, more than most financial instruments, lavaliere to mathematics. For most bonds, given a known change in interest rates, we can pinpoint the price, and therefore the return of that bond to the penny. For recent bond market performance to repeat itself, interest rates must fall much further than where they are currently. While a scenario can be

Portfolio Managers’ Comments — Continued

constructed in which this occurs, prudence dictates that we err on the side of principal preservation and current income with regard to the bond portfolio.

   We will continue to monitor market conditions with our principal goal of achieving superior risk-adjusted returns. As always, we appreciate your confidence and support.

James B. Hagerty, CFA
Peter Sorrentino, CFA
Troy Snider, CFA
David Francis

April 22, 2003

DJIA 8484.99

U.S. Small-Capitalization Value Trust

   For the twelve months ended March 31, 2003, the Fund’s portfolio fell -23.9%, compared to losses of -23.3% for the Russell 2000 Value Index,A -27.0% for the Russell 2000 Index,B and -24.8% for the S&P 500 Stock Composite Index.C For the quarter ended March 31, 2003, the Fund’s portfolio is down -8.5%, compared to losses for the Russell 2000 Value of -5.1%, the Russell 2000 of -4.5% and the S&P 500 of -3.2%.

   The last twelve months have been a tumultuous period for the U.S. equity markets. In the second and third quarters of 2002, investors were overwhelmed by the relentless reports of accounting malfeasance, punctuated by WorldCom’s massive earnings restatement in June. Battered investor trust led to negative market performance, with the damage accelerating through the period. The third quarter was extremely difficult for the U.S. stock market as no definitive catalyst emerged to change investors’ negative perception of the equity environment. In fact, economic reports indicated that the recovery might be slowing in the third quarter. Consumer spending, the economy’s most resilient segment over the last two years, looked less certain as consumer confidence surveys slipped lower. Any positive events, such as the absence of negative surprises when CEOs verified earnings in August or the uneventful anniversary of the September 11 terrorist attacks, gave only a temporary boost to the market. Negative performance was widespread across market sectors, and small-caps fell about the same as large-caps over this period.

   In the fourth quarter, investors chose to focus on the positive aspects of the economic news and, as a result, stock prices moved sharply higher. While the quarter’s economic and corporate profit news was still mixed, investors decided that on balance the environment was at least a shade better. Given the sharp equity declines for the year and recognizing that stocks often lead the economy upward, investors were inclined toward a market rally. In December, however, investors pulled back from the optimism that had driven stocks sharply higher in October and November. Instead, the market became more concerned with weaker-than-normal holiday shopping activity, higher oil prices, potential war with Iraq, and continued economic uncertainty. These same concerns dominated most of the first quarter of 2003 as well. The Iraqi crisis not only impacted investors’ willingness to buy stocks, but also had a major effect on the economy as well. From high oil prices, which peaked at nearly $40 a barrel in February, to businesses’ reluctance to increase long-term capital spending, the Iraqi confrontation held a lid on economic activity. Thus, investors faced not only the war uncertainty, but also confusion about the economy’s ability to sustain growth. Nearly all the stock market’s eco-

A	Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

B	Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

C	An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

Portfolio Managers’ Comments — Continued

nomic sectors and asset classes were down in this period, leaving equity investors few opportunities for positive performance. In March, as a firm U.S. deadline for regime change emerged and coalition forces subsequently entered Iraq, the markets again staged a strong rally. The rally faded late in the month as the harsh realities of war unfolded (often on live television) and investors worried that the overthrow of Saddam Hussein might not be smooth or easy. The year closed with a great deal of doubts on both the war and economic fronts.

   Small value stocks performed well in the last three quarters of 2002, as did the Fund. For that period, the strongest positive contribution to the Fund’s absolute and relative performance compared to the benchmark came from our low weighting in technology. We significantly reduced tech holdings earlier in 2002 after the stocks’ strong performance over the prior twelve months left them less attractively priced. Despite a rally in the fourth quarter of 2002, tech stocks have been among the weakest performers as industry demand failed to rebound. The portfolio also benefited from better than benchmark returns in various economically sensitive sectors, such as industrial manufacturing and retailing. Although these groups as a whole were weak performers, our consistent focus on the most attractively valued stocks in these sectors led to stronger returns.

   In 2003’s first quarter, both small-cap value as an asset class and the Fund lagged, giving back much of the earlier outperformance. As is often the case in times of increased uncertainty, investors shifted their emphasis toward the perceived safety of large-cap and less cyclical stocks. In addition, small-cap value stocks, particularly the low price-to-earnings stocks where we consistently focus our investments, often underperform when the economy is seen as transitioning from growth to a slowdown. In these time periods, investors tend to shun the deeper value, most attractively priced stocks because they believe these stocks will have the greatest difficulties in troubled times. The fact that their stock prices already more than reflect whatever difficulties the companies face is ignored in the more emotional response to the worrisome investing environment. The portfolio’s above-benchmark weighting in producer manufacturing hurt because these cyclical stocks, such as auto parts manufacturers, were among the worst performers in the first quarter. These poor returns occurred despite the fact the stocks’ prices had already fallen a good deal in late 2002 and were priced at very low valuations. Similarly, our retail holdings, despite their attractive stock prices, performed poorly due to economic concerns. The weak performance of the Fund’s financial, health, and technology stocks relative to the performance of these groups overall also hurt the portfolio’s returns for the quarter. In the technology group, our product distributors and technology service providers were both weaker as corporations held back on technology projects, awaiting resolution of Iraq and the economic situation.

   Since financials, utilities, and energy stocks have held up relatively well over the market downturn in late 2002 and early 2003, some of our holdings in these areas no longer look attractively priced. Consistent with our disciplined value investing approach, we are decreasing our holdings in these stocks and groups while seeking out others that have lagged and now offer appealing prices. Retail stocks are one group that has been particularly hard-hit by recent economic worries. Through much of the economic weakness over the last few years, consumer spending has been the strongest bright spot. More recently, investors have been concerned that falling consumer confidence would finally undercut consumption. As a result, many retailing stocks have seen dramatic price declines and we have found more attractive investments in this area.

   In 2002, the S&P 500 was down for the third year in a row, with a cumulative decline over the three years of over 35%. Then, 2003 opened with another down quarter for the markets. This extraordinarily difficult market is the result of the slow economy, the Iraqi confrontation, and the investing excesses that peaked during the 1999-2000 tech bubble. While we do not emphasize economic or market forecasting in our investing process, we do believe that most of the market excesses have been wrung out and that the economy is prepared for better growth. The quick and successful conclusion to the Iraqi war early in April removes a major source of investor uncertainty. Business inventories remain low and corporations have been aggressive in their cost-cutting efforts, key basics that support economic recovery. Therefore, we are more optimistic about positive equity returns in 2003 for the overall market and the small-cap value sector.

   We know that in the most turbulent times, our small-cap value investment philosophy can fall out of favor. Investors temporarily flee to the perceived safety of larger companies with more stable growth, even if these stocks already have rich valuations. In these periods, small-cap value often falls behind the rest of the equity market, and the Fund tends to lag as well. Our experience tells us our best approach in this situation is to maintain our discipline rather than trying to time the macroeconomic currents. Our investment style often identifies strong opportunities generated by the broad investing uncertainty, opportunities we might miss if overly focused on macroeconomic forces. In the long run, the stocks driven to emotional lows often provide strong returns as investors regain confidence in the economy, the global situation, and the markets. Therefore, despite the first quarter’s weak returns and the continued troubled investing environment, we remain excited by the opportunity currently offered by the Fund.

Henry F. Otto
Steven M. Tonkovich

April 22, 2003

DJIA 8484.99

Portfolio Managers’ Comments — Continued

Financial Services Fund

   For the twelve months ended March 31, 2003, the Primary Class of the Financial Services Fund returned a negative 10.47%. Our comparative indices did much worse, as the Lipper Financial Services Fund IndexA was down 20.13%, the S&P 500 Financial IndexB was down 21.71%, and the S&P 500 Stock Composite IndexC returned a negative 24.76% for the same period.

   It goes without saying that this has been a very difficult twelve months. The year began favorably for the financial stocks as the economy seemed to be growing and interest rates were stabilizing to slightly declining. The Fund reached a high in May 2002, aided by our large holdings in small-cap banks, especially Columbia Bancorp, Southern Financial, Pacific Capital and Harbor Federal. For the six-month period ended June 30, 2002, the Fund was returning a positive 9%.

   What happened? Negative news overwhelmed as it came from all directions — the economy began to weaken, the stock market crumbled in part due to corporate scandals, war fears became reality, and even the weather furthered the doom and gloom attitude. Financial stocks were not immune, and the Fund hit a low in October with the market (as measured by the S&P 500).

   Financial stocks were hit particularly hard in the final months of 2002. We attribute this to two reasons. First, technology had a powerful rally from the lows, and we have learned that when these stocks do well, we don’t. Second, Alan Greenspan surprisingly lowered interest rates by 50 basis pointsD in November.

   The latter statement flies in the face of convention, as every investor knows financial stocks do well in a low interest rate environment. Well, this last interest rate cut crossed over the line and hurt almost all banks, particularly regional banks. Banks live on the spread between what they pay for deposits and receive on loans. Since deposit rates are so low, banks’ costs cannot go down any further but loan yields can and are re-pricing downward. Because the economy is slow they cannot offset this margin squeeze with new loan growth. This is why we have been careful to choose banks that are in areas of the country showing better economic growth than the nation as a whole and/or are taking market share from larger banks. As shareholders know by now, your Fund has a large percentage of assets in regional bank stocks. By keeping the percentage of small banks constant this year, we have probably sacrificed short-term performance. For example the Fund has rallied 10% since its October low, but the larger banks, as represented by Citibank and J.P. Morgan, have rallied 29% and 53% from their respective lows. While we may have sacrificed relative short-term performance by staying in the smaller banks, we feel that, long term, the smaller banks’ fundamentals are stronger and will outperform.

A	An index comprised of the 10 largest funds in the Lipper universe of 114 financial services funds.

B	A capitalization-weighted, price-only index representing 9 financial groups and 53 financial companies.

C	An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

D	100 basis points = 1%.

   We are well into the first quarter earnings season for most of our holdings. Financial stocks generally report before most industrials. We are very pleased with the results to date as most of our holdings are reporting double-digit increases, proving that stock picking is essential to performance. As you know, we consider earnings growth to be our most important investment discipline and therefore, we are very confident about the future of the Financial Services Fund. We have done quite well over the past few weeks and continue to expect outstanding relative performance from the Fund.

   The most negative economic figure to date is unemployment. One should note that this is a lagging indicator. We are hopeful that the positive war results will cause business executives to begin to view the future more optimistically. Should this be the case, businesses will start spending to replenish inventories and the next interest rate move will be higher. The majority of the holdings in the portfolio are positioned to benefit immediately from an interest rate increase. Current price/ earnings multiples make our holdings also look quite attractive. Is it any wonder we remain so positive about future results?

   We are pleased to announce that after 22 years, Gray Seifert is merging with another Legg Mason affiliate, Barrett and Associates, Inc. We are excited about this new venture and look forward to working with our fellow investment professionals. Please be assured that we will continue to manage the Fund with the same philosophy and discipline that has led to our positive performance in the past.

   We continue to appreciate your support.

Miles Seifert Amy LaGuardia, CFA

April 21, 2003

DJIA 8328.90

Performance Information
Legg Mason Investors Trust, Inc.

Total Returns for One Year, Five Years and Life of Class, as of March 31, 2003

   The following graphs compare each Fund’s total returns against that of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for each Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line for Financial Services Fund Class A shares reflects the maximum sales charge of 4.75%. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Funds’ results and the indices’ results assume reinvestment of all dividends and distributions.

   Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

   Each Fund offers Primary Class and Institutional Class shares. The Institutional Class of Financial Services Fund is not currently active. American Leading Companies and Balanced Trust offer an additional class of shares: Financial Intermediary Class. The Financial Intermediary Class of American Leading Companies is not currently active. Financial Services Fund also offers an additional class of shares: Class A. Information about the Institutional and Financial Intermediary Classes, offered only to certain institutional investors, is contained in a separate report to the shareholders of those classes.

American Leading Companies Trust — Primary Class

	Cumulative	Average Annual
	Total Return	Total Return

One Year	-19.80%	-19.80%
Five Years	-12.72%	-2.68%
Life of Class*	+84.17%	+6.58%

* Inception date: September 1, 1993

The graph and table do not reflect the deduction of taxes that a shareholder would pay on

Fund distributions or the redemption of Fund shares.

Past performance does not predict future performance.

A	An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market. Index returns are for periods beginning August 31, 1993.

Performance Information — Continued

Balanced Trust — Primary Class

	Cumulative	Average Annual
	Total Return	Total Return

One Year	-13.20%	-13.20%
Five Years	-14.21%	-3.02%
Life of Class*	+11.86%	+1.74%

* Inception date: October 1, 1996

The graph and table do not reflect the deduction of taxes that a shareholder would pay on

Fund distributions or the redemption of Fund shares.

Past performance does not predict future performance.

B	An index based on all publicly issued intermediate government and corporate debt securities with an average maturity of 4 to 5 years. Index returns are for periods beginning September 30, 1996.
C	An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market. Index returns are for periods beginning September 30, 1996.

U.S. Small-Capitalization Value Trust — Primary Class

	Cumulative	Average Annual
	Total Return	Total Return

One Year	-23.87%	-23.87%
Three Years	+19.87%	+6.23%
Life of Class*	-7.38%	-1.59%

* Inception date: June 15, 1998

The graph and table do not reflect the deduction of taxes that a shareholder would pay on

Fund distributions or the redemption of Fund shares.

Past performance does not predict future performance.

D	Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Index returns are for periods beginning May 31, 1998.

Performance Information — Continued

Financial Services Fund — Primary Class

	Cumulative	Average Annual
	Total Return	Total Return

One Year	-10.47%	-10.47%
Three Years	+22.00%	+6.85%
Life of Class*	+12.00%	+2.63%

* Inception date: November 16, 1998

The graph and table do not reflect the deduction of taxes that a shareholder would pay on

Fund distributions or the redemption of Fund shares.

Past performance does not predict future performance.

E	An index comprised of the 10 largest funds in the Lipper universe of 114 financial services funds. Index returns are for periods beginning November 30, 1998.
F	An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market. Index returns are for periods beginning November 30, 1998.

Financial Services Fund — Class A

	Cumulative	Average Annual
	Total Return*	Total Return*

One Year	-14.09%	-14.09%
Three Years	+18.89%	+5.94%
Life of Class †	+10.29%	+2.27%

* Includes maximum sales charge of 4.75%.
† Inception date: November 16, 1998

The graph and table do not reflect the deduction of taxes that a shareholder would pay on

Fund distributions or the redemption of Fund shares.

Past performance does not predict future performance.

E	An index comprised of the 10 largest funds in the Lipper universe of 114 financial services funds. Index returns are for periods beginning November 30, 1998.
F	An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market. Index returns are for periods beginning November 30, 1998.

Performance Information — Continued

American Leading Companies Trust

Selected Portfolio PerformanceG

Strongest performers for the year ended March 31, 2003H

1.	Nextel Communications, Inc.	+148.9%

2.	Wellpoint Health Networks Inc.	+20.5%

3.	UnitedHealth Group Incorporated	+20.0%

4.	Lexmark International, Inc.	+17.1%

5.	Washington Mutual, Inc.	+9.8%

6.	Avon Products, Inc.	+6.7%

7.	Dell Computer Corporation	+4.6%

8.	Bank of America Corporation	+1.8%

9.	Eastman Kodak Company	+0.1%

10.	Merck & Co., Inc.	-2.3%

Weakest performers for the year ended March 31, 2003H

1.	UnumProvident Corporation	-63.9%

2.	Duke Energy Corporation	-59.5%

3.	AOL Time Warner Inc.	-54.1%

4.	Koninklijke (Royal) Philips Electronics N.V. - ADR	-46.7%

5.	Lloyds TSB Group plc	-45.7%

6.	Bristol-Myers Squibb Company	-45.5%

7.	SBC Communications Inc.	-44.3%

8.	Honeywell International Inc.	-42.7%

9.	MGIC Investment Corporation	-42.5%

10.	General Motors Corporation	-41.7%

Portfolio Changes

Securities added during the 1st quarter 2003

Electronic Data Systems Corporation

Securities sold during the 1st quarter 2003

Intel Corporation

Lucent Technologies Inc.

McKesson HBOC, Inc.

Waste Management Inc.

G	Individual stock performance is measured by the change in the stock’s price; dividends are assumed to be reinvested at the time they were paid.

H	Securities held for the entire year.

Balanced Trust

Selected Portfolio PerformanceI

Strongest performers for the year ended March 31, 2003J

1.	United States Treasury STRIPS, 0%, 2/15/14	+26.5%

2.	Biomet, Inc.	+13.7%

3.	United States Treasury Notes, 5%, 8/15/11	+13.4%

4.	United States Treasury STRIPS, 0%, 8/15/05	+12.0%

5.	Kroger Company, 6.75%, 4/15/12	+11.7%

6.	United States Treasury Notes, 6%, 8/15/09	+11.5%

7.	Union Pacific Corporation, 6.625%, 2/1/08	+10.6%

8.	Principal Financial Group, Inc.	+8.2%

9.	United States Treasury Notes, 6.5%, 10/15/06	+7.3%

10.	Analog Devices Incorporated, 4.75%, 10/1/05	+7.0%

Weakest performers for the year ended March 31, 2003J

1.	Safeway Inc.	-58.0%

2.	Applied Materials, Inc.	-53.6%

3.	Texas Instruments Incorporated	-50.3%

4.	McDonald’s Corporation	-47.2%

5.	Intel Corporation	-46.2%

6.	SBC Communications Inc.	-44.3%

7.	Lincoln National Corporation	-42.8%

8.	Dover Corporation	-39.8%

9.	Cintas Corporation	-33.6%

10.	Martin Marietta Materials, Inc.	-33.4%

Portfolio Changes

Securities added during the 1st quarter 2003

Bank of America Corporation, 5.125%, 11/15/14

State Street Corporation, 6.75%, Convertible Preferred Stock

Wells Fargo & Company, 5%, 11/15/14

Securities sold during the 1st quarter 2003

General Electric Capital Corporation, 6.5%, 12/10/07

General Motors Acceptance Corporation, 5.75%, 11/10/03

I	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

J	Securities held for the entire year.

Performance Information — Continued

U.S. Small-Capitalization Value TrustK

Selected Portfolio PerformanceL

Strongest performers for the year ended March 31, 2003M

1.	John B. Sanfilippo & Son, Inc.	+139.2%

2.	Perry Ellis International, Inc.	+111.8%

3.	Central Garden & Pet Company	+105.7%

4.	Baltek Corporation	+91.1%

5.	WSFS Financial Corporation	+75.7%

6.	First Bell Bancorp, Inc.	+73.6%

7.	Flagstar Bancorp, Inc.	+72.9%

8.	Brass Eagle Inc.	+60.0%

9.	Q.E.P. Co., Inc.	+59.2%

10.	Fidelity Bancorp, Inc.	+55.0%

Weakest performers for the year ended March 31, 2003M

1.	Stillwater Mining Company	-86.7%

2.	Gadzooks, Inc.	-86.1%

3.	Tower Automotive, Inc.	-83.1%

4.	Quanta Services, Inc.	-81.5%

5.	Radiologix, Inc.	-81.2%

6.	Tropical Sportswear Int’l Corporation	-81.0%

7.	AirNet Systems, Inc.	-78.0%

8.	Bally Total Fitness Holding Corporation	-76.9%

9.	Allou Health & Beauty Care, Inc.	-72.1%

10.	XETA Technologies Inc.	-71.8%

K	Portfolio changes are not reported for U.S. Small-Capitalization due to the Fund’s high volume of trading.

L	Individual stock performance is measured by the change in the stock’s price; dividends are assumed to be reinvested at the time they were paid.

M	Securities held for the entire year.

Financial Services Fund

Selected Portfolio PerformanceN

Strongest performers for the year ended March 31, 2003O

1.	Columbia Bancorp	+43.2%
2.	Southern Financial Bancorp, Inc.	+39.8%
3.	Pacific Capital Bancorp	+33.7%
4.	Harbor Florida Bancshares, Inc.	+24.4%
5.	UCBH Holdings, Inc.	+22.8%
6.	Cascade Bancorp	+21.5%
7.	IBERIABANK Corporation	+19.8%
8.	Texas Regional Bancshares, Inc.	+15.6%
9.	SLM Corporation	+14.5%
10.	Pacific Northwest Bancorp	+7.6%

Weakest performers for the year ended March 31, 2003O

1.	Greater Bay Bancorp	-57.0%
2.	Financial Federal Corporation	-41.8%
3.	Fiserv, Inc.	-31.6%
4.	Fifth Third Bancorp	-24.3%
5.	TCF Financial Corporation	-21.9%
6.	Jefferson-Pilot Corporation	-20.9%
7.	Federated Investors, Inc.	-20.7%
8.	Mercantile Bankshares Corporation	-19.0%
9.	Marshall & Ilsley Corporation	-16.0%
10.	Diebold, Incorporated	-15.2%

Portfolio Changes

Securities added during the 1st quarter 2003

Brown & Brown, Inc.

Securities sold during the 1st quarter 2003

Countrywide Credit Industries, Inc.

Jack Henry & Associates, Inc.

The BISYS Group, Inc.

Washington Mutual, Inc.

N	Individual stock performance is measured by the change in the stock’s price; dividends are assumed to be reinvested at the time they are paid.

O	Securities held for the entire year.

Statement of Net Assets
Legg Mason Investors Trust, Inc.
March 31, 2003
(Amounts in Thousands)

American Leading Companies Trust

	Shares/Par	Value

Common Stock and Equity Interests — 98.8%

Consumer Discretionary — 14.0%
Automobiles — 0.4%
General Motors Corporation	50	$1,667

Household Durables — 0.5%
Koninklijke (Royal) Philips Electronics N.V. – ADR	118	1,840

Leisure Equipment and Products — 1.2%
Eastman Kodak Company	175	5,180

Media — 5.5%
AOL Time Warner Inc.	480	5,213	A
Liberty Media Corporation	1,847	17,971	A

		23,184

Multi-Line Retail — 2.0%
The May Department Stores Company	330	6,564
Wal-Mart Stores, Inc.	35	1,821

		8,385

Specialty Retail — 4.4%
The Home Depot, Inc.	135	3,289
The TJX Companies, Inc.	850	14,960

		18,249

Consumer Staples — 6.3%
Food and Drug Retailing — 4.0%
Albertson’s, Inc.	525	9,896
The Kroger Co.	520	6,838	A

		16,734

Household Products — 0.3%
Kimberly-Clark Corporation	25	1,137

Personal Products — 0.4%
Avon Products, Inc.	30	1,711

	Shares/Par	Value

Consumer Staples — Continued
Tobacco — 1.6%
Altria Group, Inc.	230	$6,891

Energy — 0.4%
Oil and Gas — 0.4%
Anadarko Petroleum Corporation	40	1,820

Financials — 30.8%
Banks — 18.0%
Bank of America Corporation	188	12,579
Bank One Corporation	435	15,060
FleetBoston Financial Corporation	170	4,060
Lloyds TSB Group plc	3,276	16,661
Washington Mutual, Inc.	765	26,981

		75,341

Diversified Financials — 7.9%
Citigroup Inc.	433	14,906
Fannie Mae	119	7,764
J.P. Morgan Chase & Co.	437	10,371

		33,041

Insurance — 4.9%
MGIC Investment Corporation	435	17,083
UnumProvident Corporation	358	3,508

		20,591

Health Care — 21.3%
Health Care Providers and Services — 14.7%
Health Net Inc.	1,000	26,770	A
UnitedHealth Group Incorporated	220	20,167
Wellpoint Health Networks Inc.	190	14,583	A

		61,520

Pharmaceuticals — 6.6%
Bristol-Myers Squibb Company	530	11,199
Johnson & Johnson	118	6,829
Merck & Co., Inc.	123	6,738
Pfizer Inc.	68	2,119
Wyeth	25	945

		27,830

Statement of Net Assets — Continued

Legg Mason Investors Trust, Inc.

American Leading Companies Trust — Continued

	Shares/Par	Value

Industrials — 4.9%
Aerospace/ Defense — 2.0%
Honeywell International Inc.	380	$8,117

Industrial Conglomerates — 2.9%
General Electric Company	115	2,933
Tyco International Ltd.	725	9,323

		12,256

Information Technology — 11.5%
Communications Equipment — 0.8%
Nokia Oyj – ADR	240	3,362

Computers and Peripherals — 7.6%
Dell Computer Corporation	330	9,012	A
International Business Machines Corporation	170	13,333
Lexmark International, Inc.	140	9,373	A

		31,718

IT Consulting and Services — 2.6%
Electronic Data Systems Corporation	625	11,000

Software — 0.5%
Microsoft Corporation	94	2,276

Telecommunication Services — 8.9%
Diversified Telecommunication Services — 3.8%
ALLTEL Corporation	190	8,505
SBC Communications Inc.	105	2,106
Verizon Communications Inc.	144	5,090

		15,701

Wireless Telecommunication Services — 5.1%
Nextel Communications, Inc.	1,600	21,424	A

Utilities — 0.7%
Multi-Utilities and Unregulated Power — 0.7%
Duke Energy Corporation	210	3,053

Total Common Stock and Equity Interests (Identified Cost — $370,185)		414,028

	Shares/Par	Value

Repurchase Agreements — 0.5%

Goldman, Sachs & Company 1.33%, dated 3/31/03, to be repurchased at $1,103 on 4/1/03 (Collateral: $1,063 Freddie Mac mortgage-backed securities, 7%, due 4/1/32, value $1,126)	$1,103	$1,103
State Street Bank & Trust Company 1.3%, dated 3/31/03, to be repurchased at $1,103 on 4/1/03 (Collateral: $1,125 Federal Home Loan Bank notes, 1.4%, due 3/17/04, value $1,127)	1,103	1,103

Total Repurchase Agreements (Identified Cost — $2,206)		2,206

Total Investments — 99.3% (Identified Cost — $372,391)		416,234
Other Assets Less Liabilities — 0.7%		2,826

Net assets consist of:
Accumulated paid-in capital applicable to:
28,222 Primary Class shares outstanding	$407,060
589 Institutional Class shares outstanding	9,665
Accumulated net realized gain/(loss) on investments	(41,491)
Unrealized appreciation/(depreciation) on investments	43,826

		$419,060
Net assets — 100.0%

Net asset value per share:

Primary Class		$14.54

Institutional Class		$14.83

A	Non-income producing.

See notes to financial statements.

Statement of Net Assets
Legg Mason Investors Trust, Inc.
March 31, 2003
(Amounts in Thousands)

Balanced Trust

	Shares/Par	Value

Common Stock and Equity Interests — 56.8%

Consumer Discretionary — 5.4%
Hotels, Restaurants and Leisure — 1.1%
McDonald’s Corporation	40	$578

Multi-Line Retail — 3.1%
Target Corporation	34	995
Wal-Mart Stores, Inc.	13	676

		1,671

Specialty Retail — 1.2%
The Home Depot, Inc.	25	619

Consumer Staples — 6.1%
Beverages — 2.3%
Anheuser-Busch Companies, Inc.	13	606
PepsiCo, Inc.	16	652

		1,258

Food and Drug Retailing — 3.8%
McCormick & Company, Incorporated	40	965
Safeway Inc.	23	426	A
SYSCO Corporation	24	616

		2,007

Energy — 3.9%
Oil and Gas — 3.9%
BP Plc – ADR	28	1,080
Exxon Mobil Corporation	28	979

		2,059

Financials — 13.0%
Banks — 2.1%
Charter One Financial, Inc.	41	1,141

Diversified Financials — 5.3%
Citigroup Inc.	47	1,619
Fannie Mae	13	830
J.P. Morgan Chase & Co.	17	394

		2,843

	Shares/Par	Value

Financials — Continued
Insurance — 4.5%
Jefferson-Pilot Corporation	11	$404
Lincoln National Corporation	26	728
Principal Financial Group, Inc.	30	814
The PMI Group, Inc.	19	473

		2,419

Real Estate Investment Trusts — 1.1%
Chateau Communities, Inc.	30	566

Health Care — 11.1%
Health Care (Medical Products and Supplies) — 4.0%
Biomet, Inc.	28	858
Medtronic, Inc.	28	1,273

		2,131

Health Care Providers and Services — 0.7%
Cardinal Health, Inc.	7	399

Pharmaceuticals — 6.4%
IVAX Corporation	26	318	A
Johnson & Johnson	20	1,157
Merck & Co., Inc.	15	800
Pharmacia Corporation	27	1,152

		3,427

Industrials — 7.2%
Commercial Services and Supplies — 1.3%
Automatic Data Processing, Inc.	15	462
Cintas Corporation	7	230

		692

Electrical Equipment — 1.2%
Emerson Electric Company	14	617

Industrial Conglomerates — 1.5%
General Electric Company	32	816

Statement of Net Assets — Continued

Legg Mason Investors Trust, Inc.

Balanced Trust — Continued

	Shares/Par	Value

Industrials — Continued
Machinery — 1.8%
Dover Corporation	22	$533
Illinois Tool Works Inc.	7	407

		940

Road and Rail — 1.4%
Union Pacific Corporation	14	770

Information Technology — 7.6%
Computers and Peripherals — 2.5%
Dell Computer Corporation	28	765	A
International Business Machines Corporation	8	596

		1,361

Semiconductor Equipment and Production — 2.6%
Applied Materials, Inc.	34	428	A
Intel Corporation	40	656
Texas Instruments Incorporated	20	319

		1,403

Software — 2.5%
Microsoft Corporation	23	562
Oracle Corporation	70	759	A

		1,321

Materials — 1.4%
Construction and Building Materials — 1.4%
Martin Marietta Materials, Inc.	27	745

Telecommunication Services — 1.1%
Diversified Telecommunication Services — 1.1%
SBC Communications Inc.	28	562

Total Common Stocks and Equity Interests (Identified Cost — $33,687)		30,345

	Rate	Maturity Date	Shares/Par	Value

Corporate Bonds and Notes — 18.5%

Banking and Finance — 2.3%
Bank of America Corporation	5.125%	11/15/14	$330	$339
Merrill Lynch & Co., Inc.	6.000%	11/15/04	500	532
Wells Fargo & Company	5.000%	11/15/14	330	339

				1,210

Consumer Services — 1.2%
Procter & Gamble Company	6.600%	12/15/04	600	649

Electronics (Semiconductors) — 1.7%
Analog Devices Incorporated	4.750%	10/1/05	900	909

Entertainment — 0.9%
The Walt Disney Company	5.125%	12/15/03	500	513

Food — 3.0%
Kroger Company	6.750%	4/15/12	700	776
Unilever Capital Corporation	6.875%	11/1/05	750	839

				1,615

Hotels, Restaurants and Leisure — 1.8%
Hilton Hotels Corp.	5.000%	5/15/06	1,000	959

Investment Banking/Brokerage — 1.2%
Goldman Sachs Group Incorporated	5.700%	9/1/12	625	659

Machinery — 0.6%
Caterpillar Financial Services	6.090%	3/1/04	325	339

Media — 1.4%
Tribune Company	6.500%	7/30/04	700	743

Oil (Domestic Integrated) — 1.5%
Conoco Inc.	5.900%	4/15/04	750	783

Statement of Net Assets — Continued

Legg Mason Investors Trust, Inc.

Balanced Trust — Continued

	Rate	Maturity Date	Shares/Par	Value

Railroads — 1.6%
Union Pacific Corporation	6.625%	2/1/08	$750	$844

Telecommunications (Cellular/Wireless) — 1.3%
Verizon Global Funding Corp.	6.875%	6/15/12	600	685

Total Corporate Bonds and Notes (Identified Cost — $9,273)				9,908

U.S. Government and Agency Obligations — 12.8%

Fixed Rate Securities — 8.0%
Federal Farm Credit Bank	5.000%	5/10/04	400	416
United States Treasury Notes	5.000%	8/15/11	550	603
United States Treasury Notes	5.250%	5/15/04	1,000	1,045
United States Treasury Notes	6.000%	8/15/09	500	580
United States Treasury Notes	6.500%	5/15/05	430	474
United States Treasury Notes	6.500%	10/15/06	1,000	1,144

				4,262

Stripped Securities — 4.8%
United States Treasury STRIPS	0.000%	11/15/04	1,100	1,075	B
United States Treasury STRIPS	0.000%	8/15/05	550	528	B
United States Treasury STRIPS	0.000%	2/15/14	1,555	964	B

				2,567

Total U.S. Government and Agency Obligations (Identified Cost — $6,357)				6,829

U.S. Government Agency Mortgage-Backed Securities — 8.2%

Fixed Rate Securities — 8.2%
Government National Mortgage Association	6.000%	8/15/28 to 9/15/32	3,060	3,200
Government National Mortgage Association	7.000%	2/15/28 to 12/15/31	1,123	1,193

Total U.S. Government Agency Mortgage-Backed Securities (Identified Cost — $4,236)				4,393

	Shares/Par		Value

Preferred Stocks — 2.3%

State Street Corporation, Cv., 6.75%	2	shs	$390
International Paper Capital Trust, Cv., 5.25%	17		819

Total Preferred Stocks (Identified Cost — $1,220)			1,209

Total Investments — 98.6% (Identified Cost — $54,773)			52,684
Other Assets Less Liabilities — 1.4%			753

Net assets consist of:
Accumulated paid-in capital applicable to:
3,515 Primary Class shares outstanding	$39,218
2,154 Financial Intermediary Class shares outstanding	15,817
36 Institutional Class shares outstanding	941
Undistributed net investment income	485
Accumulated net realized gain/(loss) on investments	(935)
Unrealized appreciation/(depreciation) on investments	(2,089)

			$53,437
Net assets — 100.0%

Net asset value per share:

Primary Class			$9.36

Financial Intermediary Class			$9.37

Institutional Class			$9.38

A	Non-income producing.

B	STRIPS — Separate Trading of Registered Interest and Principal of Securities. This is a pre-stripped zero coupon bond that is a direct obligation of the U.S. Treasury.

See notes to financial statements.

Statement of Net Assets
Legg Mason Investors Trust, Inc.
March 31, 2003
(Amounts in Thousands)

U.S. Small-Capitalization Value Trust

	Shares/Par	Value

Common Stock and Equity Interests — 96.2%

Auto and Transportation — 4.5%
Aftermarket Technology Corp.	27	$301	A
Air Methods Corporation	5	33	A
AirNet Systems, Inc.	12	28	A
Arctic Cat, Inc.	20	311
ArvinMeritor, Inc.	97	1,350
Asbury Automotive Group Inc.	15	123	A
Atlantic Coast Airlines Holdings, Inc.	60	374	A
Aviall, Inc.	14	106	A
Bandag, Incorporated – Class A	4	108
BorgWarner, Inc.	1	29
Cooper Tire & Rubber Company	83	1,016
Dana Corporation	26	184
Dura Automotive Systems, Inc.	23	129	A
Genesee & Wyoming Inc.	7	101
GulfMark Offshore, Inc.	28	381	A
Mesa Air Group Inc.	5	22	A
Monro Muffler Brake, Inc.	5	111	A
Offshore Logistics, Inc.	30	545
Polaris Industries Inc.	10	517
R & B, Inc.	6	56	A
SkyWest, Inc.	21	211
Spartan Motors, Inc.	11	94
Stoneridge, Inc.	11	101	A
TBC Corporation	15	203	A
The Lamson & Sessions Co.	4	20	A
Tower Automotive, Inc.	103	244	A

		6,698

Consumer Discretionary — 28.8%
Activision, Inc.	66	955	A
Acuity Brands, Inc.	13	179
AFC Enterprises, Inc.	20	275	A
American Greetings Corporation	45	589	A
APAC Customer Services Inc.	24	56	A
Aztar Corporation	33	442	A
Bally Total Fitness Holding Corporation	60	304	A
Barnes & Noble, Inc.	52	980	A
Benihana Inc.	8	83	A
BJ’s Wholesale Club, Inc.	68	771	A
Blair Corporation	9	212
Bob Evans Farms, Inc.	13	308

	Shares/Par	Value

Consumer Discretionary — Continued
Borders Group, Inc.	41	$607	A
Boston Acoustics, Inc.	3	26
Brass Eagle Inc.	12	91	A
Brown Shoe Company, Inc.	25	663
Buca, Inc.	13	73	A
Burlington Coat Factory Warehouse Corporation	57	934
Callaway Golf Company	5	58
Carriage Services, Inc.	28	98	A
CEC Entertainment Inc.	20	544	A
Central Garden & Pet Company	23	493	A
Central Parking Corporation	3	33
Charlotte Russe Holding Inc.	35	285	A
Chromcraft Revington, Inc.	11	141	A
Cornell Companies, Inc.	26	218	A
Correctional Services Corporation	13	34	A
CPI Corporation	9	118
Cross Country, Inc.	2	20	A
Deckers Outdoor Corporation	5	19	A
Department 56, Inc.	18	177	A
Dillard’s, Inc.	41	531
Duckwall-ALCO Stores, Inc.	4	33	A
Electronics Boutique Holdings Corp.	18	299	A
Exponent, Inc.	8	100	A
Factual Data Corp.	9	87	A
Fedders Corporation	42	137
Finlay Enterprises, Inc.	15	190	A
First Cash, Inc.	7	74	A
Fresh Brands, Inc.	8	106
Friedman’s, Inc.	25	237
Friendly Ice Cream Corporation	4	26	A
Frisch’s Restaurants, Inc.	6	106
Furniture Brands International, Inc.	30	577	A
Gadzooks, Inc.	16	39	A
Gaiam, Inc.	4	23	A
Galyan’s Trading Company	4	46	A
Garden Fresh Restaurant Corp.	4	40	A
Genesco Inc.	36	515	A
Global Imaging Systems, Inc.	1	11	A
Handleman Company	46	672	A
Haverty Furniture Companies, Inc.	24	262
IHOP Corp.	20	444	A
IKON Office Solutions, Inc.	29	205

Statement of Net Assets — Continued

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Consumer Discretionary — Continued
Insight Enterprises, Inc.	66	$462	A
Isle of Capri Casinos, Inc.	36	417	A
Jack in the Box Inc.	64	1,164	A
JAKKS Pacific, Inc.	34	353	A
Johnson Outdoors Inc.	10	85	A
Koss Corporation	5	80
La-Z-Boy Incorporated	11	197
Libbey Inc.	23	573
Lithia Motors, Inc.	20	245	A
MarineMax, Inc.	20	178	A
Marsh Supermarkets, Inc.	2	18
MAXIMUS, Inc.	16	344	A
Maxwell Shoe Company Inc.	19	207	A
Midas, Inc.	26	189	A
Movado Group, Inc.	13	253
Navigant International, Inc.	23	245	A
NCO Portfolio Management, Inc.	23	135	A
On Assignment, Inc.	13	55	A
OshKosh B’Gosh, Inc.	7	182
Outlook Group Corp.	3	12
Oxford Industries, Inc.	8	200
Papa John’s International, Inc.	30	746	A
Payless ShoeSource, Inc.	109	1,700	A
Perry Ellis International, Inc.	9	167	A
Pittston Brink’s Group	30	410
Playtex Products, Inc.	36	286	A
Q.E.P. Co., Inc.	3	17	A
R.H. Donnelley Corporation	39	1,155	A
Radiologix, Inc.	26	58	A
REX Stores Corporation	16	165	A
Royal Appliance Mfg. Co.	22	158	A
Rush Enterprises, Inc. – Class A	5	17	A
Rush Enterprises, Inc. – Class B	5	17	A
Russell Corporation	32	551
Ryan’s Family Steak Houses, Inc.	44	465	A
S&K Famous Brands, Inc.	1	11	A
Salton, Inc.	22	231	A
School Specialty, Inc.	26	457	A
Service Corporation International	168	466	A
Shoe Carnival, Inc.	4	62	A
ShopKo Stores, Inc.	40	471	A
Skechers U.S.A., Inc.	25	165	A

	Shares/Par	Value

Consumer Discretionary — Continued
SOURCECORP, Incorporated	11	$149	A
Stage Stores, Inc.	14	290	A
Stanley Furniture Company, Inc.	4	87
Stein Mart, Inc.	0	2	A
Steinway Musical Instruments, Inc.	11	161	A
Steven Madden, Ltd.	13	199	A
Stewart Enterprises, Inc.	173	467	A
Strattec Security Corporation	6	246	A
Sunrise Assisted Living, Inc.	36	864	A
Tandy Brands Accessories, Inc.	8	85	A
Tech Data Corporation	12	297	A
The Bon-Ton Stores, Inc.	18	73	A
The Boyds Collection, Ltd.	100	539	A
The Buckle, Inc.	35	621	A
The Cato Corporation	22	425
The Children’s Place Retail Stores, Inc.	10	88	A
The Nautilus Group, Inc.	46	649	A
The Pep Boys – Manny, Moe & Jack	13	100
The Reader’s Digest Association, Inc.	45	461
The Source Information Management Company	3	13	A
The Steak n Shake Company	19	176	A
The Timberland Company	13	548	A
The Toro Company	20	1,408
The Wet Seal, Inc.	34	250	A
Too Inc.	34	558	A
Traffix, Inc.	19	58	A
Tropical Sportswear Int’l Corporation	20	89	A
Tupperware Corporation	84	1,155
United Auto Group, Inc.	54	637	A
United Stationers Inc.	48	1,021	A
Valassis Communications, Inc.	12	306	A
Wackenhut Corrections Corporation	30	290	A
Wallace Computer Services, Inc.	31	777
Waste Holdings, Inc.	21	130	A
Water Pik Technologies, Inc.	19	133	A
Whitehall Jewellers, Inc.	9	80	A
Workflow Management, Inc.	22	57	A
Zale Corporation	57	1,866	A

		43,270

Statement of Net Assets — Continued

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Consumer Staples — 2.6%
Alliance Imaging, Inc.	34	$105	A
Allou Health & Beauty Care, Inc.	6	11	A
D & K Healthcare Resources, Inc.	10	107
DIMON Incorporated	77	438
Duane Reade Inc.	8	96	A
Interstate Bakeries Corporation	33	350
John B. Sanfilippo & Son, Inc.	9	123	A
Ruddick Corporation	39	475
Sanderson Farms, Inc.	7	138
Schweitzer-Mauduit International, Inc.	20	457
7-Eleven, Inc.	50	349	A
Standard Commercial Corporation	13	198
Sylvan, Inc.	3	28	A
Universal Corporation	27	1,031

		3,906

Energy — 3.6%
AZZ Incorporated	11	91	A
Chesapeake Energy Corporation	94	741
DQE, Inc.	59	720
Global Power Equipment Group Inc.	74	379	A
Hanover Compressor Company	23	147	A
Lufkin Industries, Inc.	7	128
Matrix Service Company	9	94	A
Nuevo Energy Company	10	129	A
Petroleum Development Corporation	26	163	A
Range Resources Corporation	73	418	A
The Houston Exploration Company	37	985	A
Universal Compression Holdings, Inc.	46	796	A
Veritas DGC Inc.	47	313	A
Westmoreland Coal Company	8	115	A
World Fuel Services Corporation	9	173

		5,392

Financials — 26.8%
ABC Bancorp	13	178
Abington Bancorp, Inc.	1	25
ACE Cash Express, Inc.	17	160	A
Advanta Corp.	12	83
Alfa Corporation	48	558
Allegiant Bancorp, Inc.	12	210
American Business Financial Services, Inc.	5	53
American Home Mortgage Holdings, Inc.	22	224

	Shares/Par	Value

Financials — Continued
American Shared Hospital Services	3	$12
AmericanWest Bancorporation	4	58	A
AmerUs Group Co.	46	1,136
Anchor BanCorp Wisconsin, Inc.	15	318
Arrow Financial Corporation	3	95
Banner Corporation	7	106
California First National Bancorp	6	63
Camco Financial Corporation	11	173
Camden National Corporation	9	219
Capital Crossing Bank	7	184	A
Capitol Bancorp Ltd.	14	296
Cash America International, Inc.	18	173
Ceres Group, Inc.	69	114	A
Chemical Financial Corporation	39	1,022
Cherokee Inc.	11	161	A
Coastal Bancorp, Inc.	8	242
Columbia Banking System, Inc.	23	313	A
Commercial Federal Corporation	77	1,662
Community Bank System, Inc.	15	481
Community Trust Bancorp, Inc.	20	517
Corrus Bankshares, Inc.	20	782
Cotton States Life Insurance Company	8	79
Crawford & Company	11	47
Credit Acceptance Corporation	8	41	A
Donegal Group Inc. – Class A	4	46
Donegal Group Inc. – Class B	2	22
Downey Financial Corp.	40	1,569
eFunds Corporation	79	541	A
FBL Financial Group, Inc.	44	859
Fidelity Bancorp, Inc.	1	27
First Bell Bancorp, Inc.	6	144
First Citizens Bancshares Inc.	15	1,364
First Federal Capital Corp.	32	654
First Financial Bankshares, Inc.	7	251
First Indiana Corporation	25	400
First Mutual Bancshares, Inc.	5	83
First Republic Bank	19	419	A
First United Corporation	7	148
FIRSTFED AMERICA BANCORP, INC.	9	241
FirstFed Financial Corp.	26	788	A
Flagstar Bancorp, Inc.	21	558
Flushing Financial Corporation	22	376

Statement of Net Assets — Continued

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Financials — Continued
FNB Financial Services Corporation	7	$131
Fremont General Corporation	107	743
Friedman, Billings, Ramsey Group, Inc.	20	185	A
Greater Bay Bancorp	79	1,130
Hawthorne Financial Corporation	4	106	A
HMN Financial, Inc.	6	96
IBERIABANK Corporation	5	191
IndyMac Bancorp, Inc.	97	1,885
InterCept, Inc.	14	59	A
International Bancshares Corporation	9	364
Interpool, Inc.	26	348
Investment Technology Group, Inc.	35	488	A
Irwin Financial Corporation	46	904
ITLA Capital Corporation	7	241	A
Jacksonville Bancorp, Inc.	2	43
John H. Harland Company	10	243
LandAmerica Financial Group, Inc.	31	1,248
Local Financial Corporation	28	408	A
MAF Bancorp, Inc.	5	165
MASSBANK Corp.	2	58
Matrix Bancorp, Inc.	8	64	A
McGrath Rentcorp	1	14
Merchants Bancshares, Inc.	4	102
National Western Life Insurance Company	4	365	A
NCO Group, Inc.	36	525	A
New Century Financial Corporation	28	882
North Central Bancshares, Inc.	3	85
North Valley Bancorp	8	153
Northrim BanCorp Inc.	8	118
Onyx Acceptance Corporation	8	31	A
Oriental Financial Group Inc.	8	173
Pacific Crest Capital, Inc.	4	67
Pacific Union Bank	3	37	A
Parkvale Financial Corporation	9	191
Pegasystems Inc.	16	65	A
PennFed Financial Services, Inc.	3	74
Peoples Bancorp Inc.	4	92
PFF Bancorp, Inc.	13	411
Republic Bancorp, Inc.	83	980
Republic First Bancorp, Inc.	10	73	A
Royal Bancshares of Pennsylvania, Inc.	12	237
Simmons First National Corporation	4	151

	Shares/Par	Value

Financials — Continued
Southwest Bancorp, Inc.	5	$121
St. Francis Capital Corporation	15	342
Sterling Financial Corporation	13	267	A
Stewart Information Services Corporation	29	661	A
Superior Financial Corp.	12	226
TF Financial Corporation	1	15
The Commerce Group, Inc.	57	1,936
The Midland Company	11	193
The Trust Company of New Jersey	12	317
Timberland Bancorp, Inc.	6	122
TriCo Bancshares	9	215
Trover Solutions, Inc.	16	85	A
UICI	23	225	A
United Rentals, Inc.	133	1,276	A
Universal American Financial Corp.	30	170	A
Unizan Financial Corp.	5	95
Vail Banks, Inc.	9	107
Washington Banking Company	3	41
West Coast Bancorp	13	185
Westcorp	35	652
World Acceptance Corporation	23	202	A
WSFS Financial Corporation	13	395
Yardville National Bancorp	10	163

		40,212

Health Care — 3.5%
AMN Healthcare Services, Inc.	20	222	A
Beverly Enterprises, Inc.	165	334	A
CNS, Inc.	18	122	A
Compex Technologies, Inc.	15	41	A
CONMED Corporation	1	15	A
DVI, Inc.	24	201	A
Embrex, Inc.	5	42	A
Genesis Health Ventures, Inc.	11	160	A
Horizon Health Corporation	5	88	A
ICN Pharmaceuticals, Inc.	119	1,060
IntegraMed America, Inc.	2	9	A
Kindred Healthcare, Inc.	30	338	A
MIM Corporation	5	39	A
National Dentex Corporation	5	84	A
Nutraceutical International Corporation	3	26	A
Orthodontic Centers of America, Inc.	37	194	A

Statement of Net Assets — Continued

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Health Care — Continued
Owens & Minor, Inc.	12	$214
PacifiCare Health Systems, Inc.	47	1,144	A
Pediatric Services of America, Inc.	5	25	A
Province Healthcare Company	23	203	A
Res-Care, Inc.	33	95	A
Sola International Inc.	41	512	A
VitalWorks Inc.	20	77	A

		5,245

Industrials — 0.1%
Noble International, Ltd.	8	47
Peerless Mfg. Co.	1	6	A
Rockford Corporation	8	46	A

		99

Information Technology — 2.0%
American Software, Inc.	20	63	A
Black Box Corporation	27	806
Cobra Electronics Corporation	11	65	A
CompuCom Systems, Inc.	15	53	A
CSG Systems International, Inc.	89	772	A
DocuCorp International, Inc.	8	28	A
ePlus inc.	17	124	A
ESS Technology, Inc.	61	361	A
GameTech International, Inc.	6	16	A
GTSI Corp.	11	71	A
Manchester Technologies, Inc.	6	12	A
Metro One Telecommunications, Inc.	35	173	A
Pomeroy Computer Resources, Inc.	21	146	A
Rimage Corporation	1	11	A
ScanSource, Inc.	6	107	A
The Allied Defense Group, Inc.	6	102	A
TESSCO Technologies Incorporated	6	44	A
TSR, Inc.	7	33	A
United Industrial Corporation	2	27
XETA Technologies Inc.	3	5	A

		3,019

Materials — 7.9%
Ag Services of America, Inc.	9	55	A
Albany International Corp.	5	114
AMCOL International Corporation	33	187
American Vanguard Corporation	2	40

	Shares/Par	Value

Materials — Continued
Ameron International Corporation	5	$311
Apogee Enterprises, Inc.	13	107
Astronics Corporation	10	37	A
Bairnco Corporation	11	58
Baltek Corporation	1	8	A
Bluegreen Corporation	36	129	A
Building Materials Holding Corporation	22	293
Centex Construction Products, Inc.	3	115
Comfort Systems USA, Inc.	51	112	A
Commercial Metals Company	16	223
Culp, Inc.	7	29	A
Ennis Business Forms, Inc.	23	255
Hughes Supply, Inc.	17	403
Integrated Electrical Services, Inc.	63	270	A
Knape & Vogt Manufacturing Company	2	25
Mobile Mini, Inc.	17	272	A
Mod-Pac Corporation	5	23	A
Modtech Holdings, Inc.	1	6	A
Mueller Industries Inc.	7	182	A
NCI Building Systems, Inc.	9	141	A
New England Business Service, Inc.	18	448
Northwest Pipe Company	10	123	A
Oregon Steel Mills, Inc.	13	30	A
Perini Corporation	17	67	A
Precision Castparts Corp.	57	1,356
Quaker Fabric Corporation	27	150
Quanex Corporation	11	361
Quanta Services, Inc.	51	163	A
Rock-Tenn Company	48	613
Silgan Holdings Inc.	15	332	A
Steel Dynamics, Inc.	18	208	A
Steel Technologies Inc.	8	72
Stepan Company	15	350
Stillwater Mining Company	61	152	A
The Anderson’s Inc.	7	91
The Dixie Group, Inc.	16	47	A
The Eastern Company	4	51
The Keith Companies, Inc.	9	82	A
The Shaw Group Inc.	56	562	A
U. S. Concrete, Inc.	45	190	A
United Defense Industries, Inc.	24	526	A
Universal Forest Products, Inc.	30	468

Statement of Net Assets — Continued

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value

Materials — Continued
Universal Stainless & Alloy Products, Inc.	7	$35	A
URS Corporation	42	484	A
Wolverine Tube, Inc.	24	109	A
York International Corporation	67	1,399

		11,864

Miscellaneous — 1.6%
CPAC, Inc.	5	25
FMC Corporation	50	782	A
GenCorp Inc.	61	384
Hawkins, Inc.	5	43
Kaman Corporation	36	351
Michael Baker Corporation	10	82	A
RCM Technologies, Inc.	14	37	A
Walter Industries Inc.	72	630

		2,334

Producer Durables — 5.7%
Beazer Homes USA, Inc.	6	324	A
California Amplifier, Inc.	17	63	A
Cascade Corporation	19	272
DHB Industries, Inc.	73	161	A
Dominion Homes, Inc.	4	54	A
Ducommun Incorporated	13	128	A
Edelbrock Corporation	3	27	A
Flowserve Corporation	77	898	A
Hector Communications Corporation	6	69	A
JLG Industries, Inc.	5	25
Lincoln Electric Holdings, Inc.	22	397
Mesa Laboratories, Inc.	2	11	A
Mine Safety Appliances Company	15	516
Moog Inc.	15	471	A
Powell Industries, Inc.	15	213	A
Rayovac Corporation	46	496	A
Somera Communications, Inc.	42	39	A
Standard Pacific Corp.	23	577
Standex International Corporation	20	381
Summa Industries	7	60	A
Sypris Solutions, Inc.	9	70
Tecumseh Products Company	18	738
Terex Corporation	75	930	A
The Genlyte Group, Inc.	2	69	A
The Manitowoc Company, Inc.	13	219

	Shares/Par	Value

Producer Durables — Continued
Triumph Group, Inc.	22	$498	A
Watts Industries, Inc.	9	139
WESCO International, Inc.	52	182	A
Woodward Governor Company	16	549

		8,576

Utilities — 9.1%
AGL Resources Inc.	96	2,264
BayCorp Holdings, Ltd.	1	11	A
Black Hills Corporation	45	1,237
Central Vermont Public Service Corporation	12	213
Cleco Corporation	77	968
El Paso Electric Company	85	921	A
Great Plains Energy Incorporated	22	523
IDACORP, Inc.	19	433
Maine Public Service Company	1	33
Nicor Inc.	22	593
Northwest Natural Gas Company	28	690
Peoples Energy Corporation	60	2,146
PNM Resources Inc.	66	1,484
SEMCO Energy, Inc.	11	40
UIL Holdings Corporation	25	850
WPS Resources Corporation	31	1,244

		13,650

Total Common Stock and Equity Interests (Identified Cost — $160,239)		144,265

Warrants — 0.0%

Financials — 0.0%
Imperial Credit Industries, Inc.	2	0	A

Total Warrants (Identified Cost — $0)		0

Repurchase Agreements — 2.6%

Goldman, Sachs & Company 1.33%, dated 3/31/03, to be repurchased at $1,963 on 4/1/03 (Collateral: $1,893 Freddie Mac mortgage-backed securities, 7%, due 4/1/32, value $2,005)	$1,963	1,963

Statement of Net Assets — Continued

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust — Continued

	Par	Value

Repurchase Agreements — Continued

State Street Bank & Trust Company 1.3%, dated 3/31/03, to be repurchased at $1,963 on 4/1/03 (Collateral: $2,005 Federal Home Loan Bank notes, 1.4%, due 3/29/04, value $2,008)	$1,963	$1,963

Total Repurchase Agreements (Identified Cost — $3,926)		3,926

Total Investments — 98.8% (Identified Cost — $164,165)		148,191
Other Assets Less Liabilities — 1.2%		1,845

Net assets consist of:
Accumulated paid-in capital applicable to:
16,182 Primary Class shares outstanding	$165,811
597 Institutional Class shares outstanding	6,481
Accumulated net realized gain/(loss) on investments	(6,282)
Unrealized appreciation/(depreciation) on investments	(15,974)

Net assets — 100.0%		$150,036

Net asset value per share:

Primary Class		$8.93

Institutional Class		$9.36

A	Non-income producing.

See notes to financial statements.

Statement of Net Assets

Legg Mason Investors Trust, Inc.
March 31, 2003
(Amounts in Thousands)

Financial Services Fund

	Shares/Par	Value

Common Stock and Equity Interests — 98.0%

Consumer Staples — 2.3%
Food — 2.3%
Hershey Foods Corporation	9	$564
Wm. Wrigley Jr. Company	10	565

		1,129

Energy — 1.1%
Oil and Gas (Exploration and Production) — 1.1%
Encana Corp	16	524

Financials — 91.2%
Banks — 71.1%
Bank of Hawaii Corporation	15	462
Banknorth Group, Inc.	45	981
Cascade Bancorp	85	1,242
Cascade Financial Corporation	25	292
CoBiz Incorporated	32	438
Columbia Bancorp	30	735
Commerce Bancshares, Inc.	33	1,206
Cullen/ Frost Bankers, Inc.	33	1,003
East West Bancorp, Inc.	22	679
Fidelity Bankshares, Inc.	30	550
Fifth Third Bancorp	19	953
First Community Bancorp	17	491
First Financial Bankshares, Inc.	15	532
First Niagara Financial Group, Inc.	60	705
First State Bancorporation	30	642
Glacier Bancorp, Inc.	35	937
Golden West Financial Corporation	10	719
Greater Bay Bancorp	40	572
Harbor Florida Bancshares, Inc.	48	1,121
Humboldt Bancorp	63	804
IBERIABANK Corporation	30	1,221
M&T Bank Corporation	15	1,179
Marshall & Ilsley Corporation	20	511
Mercantile Bankshares Corporation	22	747
Merrill Merchants Bancshares, Inc.	10	161
Mid-State Bancshares	25	418
National Commerce Financial Corporation	40	948
North Fork Bancorporation, Inc.	60	1,767
Northrim BanCorp Inc.	50	727

Statement of Net Assets — Continued

Legg Mason Investors Trust, Inc.

Financial Services Fund — Continued

	Shares/Par	Value

Financials — Continued
Banks — Continued
Pacific Capital Bancorp	37	$1,087
Pacific Northwest Bancorp	53	1,483
Port Financial Corp.	19	908
Prosperity Bancshares, Inc.	45	746
Sandy Spring Bancorp, Inc.	23	751
Southern Financial Bancorp, Inc.	17	507
Southwest Bancorporation of Texas, Inc.	30	901	A
TCF Financial Corporation	22	881
Texas Regional Bancshares, Inc.	50	1,494
UCBH Holdings, Inc.	31	1,363
Umpqua Holdings Corporation	25	452
Wells Fargo Company	23	1,035
Western Sierra Bancorp	29	853	A

		35,204

Diversified Financials — 3.8%
Financial Federal Corporation	15	287	A
SLM Corporation	15	1,619

		1,906

Insurance — 11.7%
Brown & Brown, Inc.	30	939
Jefferson-Pilot Corporation	20	770
Philadelphia Consolidated Holding Corp.	30	1,080	A
Protective Life Corporation	22	628
RLI Corp.	45	1,209
StanCorp Financial Group, Inc.	23	1,186

		5,812

Investment Management — 3.1%
BlackRock, Inc.	23	1,001	A
Federated Investors, Inc.	20	509

		1,510

Savings and Loan Companies — 1.5%
Brookline Bancorp, Inc.	60	751

Industrials — 1.8%
Manufacturing (Specialized) — 1.8%
Diebold, Incorporated	27	916

	Shares/Par	Value

Information Technology — 1.6%
Commercial Services and Supplies — 1.6%
Fiserv, Inc.	25	$787	A

Total Common Stock and Equity Interests (Identified Cost — $40,716)		48,539

Repurchase Agreements — 2.2%

Goldman, Sachs & Company 1.33%, dated 3/31/03, to be repurchased at $1,077 on 4/1/03 (Collateral: $1,038 Freddie Mac mortgage-backed securities, 7%, due 4/1/32, value $1,099)	$1,077	1,077

Total Repurchase Agreements (Identified Cost — $1,077)		1,077

Total Investments — 100.2% (Identified Cost — $41,793)		49,616
Other Assets Less Liabilities — (0.2)%		(95)

Net assets consist of:
Accumulated paid-in capital applicable to: 3,606 Primary Class shares outstanding	$34,897
791 Class A shares outstanding	7,940
Accumulated net realized gain/(loss) on investments	(1,140)
Unrealized appreciation/(depreciation) on investments	7,824

		$49,521
Net assets — 100.0%

Net asset value per share:

Primary Class		$11.20

Class A		$11.58

Maximum offering price per share:

Class A (net asset value/(1 - 4.75% maximum sales charge))		$12.16

A	Non-income producing.

See notes to financial statements.

Statements of Operations
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)

	Year Ended 3/31/03

	American
	Leading				U.S. Small-	Financial
	Companies		Balanced		Capitalization	Services
	Trust		Trust		Value Trust	Fund

Investment Income:
DividendsA	$8,747		$589		$2,568	$822
Interest	38		1,232		105	20

Total investment income	8,785		1,821		2,673	842

Expenses:
Management fee	3,526		424		1,457	521
Distribution and service fees:
Primary Class	4,613		252		1,750	428
Class A	N/A		N/A		N/A	23
Financial Intermediary Class	N/A		56		N/A	N/A
Audit and legal fees	38		42		39	48
Custodian fee	166		85		205	65
Directors’ fees and expenses	18		10		10	10
Organization expense	—		—		9	—
Registration fees	22		18		27	31
Reports to shareholders	79		35		78	36
Transfer agent and shareholder servicing expense:
Primary Class	379		54		166	30
Class A	N/A		N/A		N/A	1
Financial Intermediary Class	N/A		21		N/A	N/A
Institutional Class	2		—	B	1	N/A
Other expenses	100		18		54	12

	8,943		1,015		3,796	1,205
Less fees waived	—		(86)		(238)	(102)
Less reimbursements by third parties	(19	)C	—		—	—

Total expenses, net of waivers and reimbursements	8,924		929		3,558	1,103

Net Investment Income/(Loss)	(139)		892		(885)	(261)

Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on investments	(28,054)		(914)		(4,654)	654
Change in unrealized appreciation/ (depreciation) of investments	(80,550)		(8,099)		(46,584)	(6,141)

Net Realized and Unrealized Gain/(Loss) on Investments	(108,604)		(9,013)		(51,238)	(5,487)

Change in Net Assets Resulting From Operations	$(108,743)		$(8,121)		$(52,123)	$(5,748)

A	Net of foreign taxes withheld of $176, $3, $0 and $1, respectively.

B	Amounts less than $1.
C	See Note 1 to financial statements.

N/A — Not applicable.

See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)

	American Leading Companies		Balanced Trust
	Trust

	Years Ended		Years Ended

	3/31/03	3/31/02	3/31/03	3/31/02

Change in Net Assets:
Net investment income/(loss)	$(139)	$(2,288)	$892	$822
Net realized gain/(loss) on investments	(28,054)	(10,292)	(914)	443
Change in unrealized appreciation/ (depreciation) of investments	(80,550)	(5,401)	(8,099)	(509)

Change in net assets resulting from operations	(108,743)	(17,981)	(8,121)	756
Distributions to shareholders:
From net investment income:
Primary Class	—	—	(348)	(353)
Class A	N/A	N/A	N/A	N/A
Financial Intermediary Class	N/A	N/A	(318)	(437)
Institutional Class	—	—	(6)	(6)
From net realized gain on investments:
Primary Class	—	—	(228)	(2,116)
Class A	N/A	N/A	N/A	N/A
Financial Intermediary Class	N/A	N/A	(163)	(1,727)
Institutional Class	—	—	(3)	(19)
Change in net assets from Fund share transactions:
Primary Class	(33,912)	(11,305)	2,015	2,478
Class A	N/A	N/A	N/A	N/A
Financial Intermediary Class	N/A	N/A	(2,564)	(2,772)
Institutional Class	1,005	(421)	11	86
Fund share transactions in connection with fund acquisition:
Primary Class	N/A	307,797	N/A	N/A
Class A	N/A	N/A	N/A	N/A
Financial Intermediary Class	N/A	N/A	N/A	N/A
Institutional Class	N/A	10,470	N/A	N/A

Change in net assets	(141,650)	288,560	(9,725)	(4,110)
Net Assets:
Beginning of year	560,710	272,150	63,162	67,272

End of year	$419,060	$560,710	$53,437	$63,162

Undistributed net investment income/(loss)	$—	$—	$485	$245

N/A — Not applicable.

See notes to financial statements.

Statements of Changes in Net Assets — Continued

	U.S. Small-Capitalization		Financial Services Fund
	Value Trust

	Years Ended		Years Ended

	3/31/03	3/31/02	3/31/03	3/31/02

Change in Net Assets:
Net investment income/(loss)	$(885)	$(905)	$(261)	$(312)
Net realized gain/(loss) on investments	(4,654)	2,181	654	505
Change in unrealized appreciation/ (depreciation) of investments	(46,584)	32,110	(6,141)	6,893

Change in net assets resulting from operations	(52,123)	33,386	(5,748)	7,086
Distributions to shareholders:
From net investment income:
Primary Class	—	—	—	—
Class A	N/A	N/A	—	—
Financial Intermediary Class	N/A	N/A	N/A	N/A
Institutional Class	—	—	N/A	N/A
From net realized gain on investments:
Primary Class	—	—	—	—
Class A	N/A	N/A	—	—
Financial Intermediary Class	N/A	N/A	N/A	N/A
Institutional Class	—	—	N/A	N/A
Change in net assets from Fund share transactions:
Primary Class	12,715	80,964	(324)	(7,005)
Class A	N/A	N/A	160	(947)
Financial Intermediary Class	N/A	N/A	N/A	N/A
Institutional Class	1,714	4,040	N/A	N/A
Fund share transactions in connection with fund acquisition:
Primary Class	N/A	N/A	N/A	N/A
Class A	N/A	N/A	N/A	N/A
Financial Intermediary Class	N/A	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A	N/A

Change in net assets	(37,694)	118,390	(5,912)	(866)
Net Assets:
Beginning of year	187,730	69,340	55,433	56,299

End of year	$150,036	$187,730	$49,521	$55,433

Undistributed net investment income/(loss)	$—	$—	$—	$—

N/A — Not applicable.

See notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights
Legg Mason Investors Trust, Inc.

   Contained below is per share operating performance data for a Primary Class share and, with respect to Financial Services Fund, for a Class A share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

		Investment Operations

	Net Asset	Net		Net Realized		Total
	Value,	Investment		and Unrealized		From
	Beginning	Income/		Gain/ (Loss) on		Investment
	of Year	(Loss)		Investments		Operations

American Leading Companies Trust
— Primary Class
Years Ended Mar. 31,
2003	$18.13	$(.01)		$(3.58)		$(3.59)
2002	18.28	(.08)		(.07)		(.15)
2001	18.69	(.13)		(.17)		(.30)
2000	20.38	(.12)		(1.21)		(1.33)
1999	17.78	(.06)		3.38		3.32

Balanced Trust
— Primary Class
Years Ended Mar. 31,
2003	$10.97	$.13	A	$(1.57)		$(1.44)
2002	11.64	.11	A,B	.02	B	.13
2001	12.20	.17	A	(.61)		(.44)
2000	11.98	.20	A	.33		.53
1999	12.62	.22	A	(.56)		(.34)

U.S. Small-Capitalization Value Trust
— Primary Class
Years Ended Mar. 31,
2003	$11.73	$(.06	)C	$(2.74)		$(2.80)
2002	9.05	(.06	)C	2.74		2.68
2001	7.45	(.02	)C	1.62		1.60
2000	7.81	(.05	)C	—		(.05)
1999D	10.00	(.02	)C	(2.17)		(2.19)

A	Net of fees waived by LMFA pursuant to a voluntary expense limitation of 1.85% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended March 31, 2003, 2.03%; 2002, 2.02%; 2001, 2.00%; 2000, 1.88%; and 1999, 1.90%.

B	As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing discount and premium on debt securities. The effect of this adoption for the year ended March 31, 2002, was an increase in Balanced Trust’s net investment income per share of $.01, a decrease in net realized and unrealized gain/(loss) per share of $.01, and an increase in the ratio of net investment income from 0.96% to 1.04%. Per share data and ratios for periods prior to April 1, 2001, have not been restated to reflect this change in accounting.

Distributions				Ratios/Supplemental Data

								Net
	From Net		Net Asset					Investment
From Net	Realized		Value,			Expenses		Income/ (Loss)		Portfolio		Net Assets,
Investment	Gain on	Total	End of	Total		to Average		to Average		Turnover		End of Year
Income	Investments	Distributions	Year	Return		Net Assets		Net Assets		Rate		(in thousands)

$—	$—	$—	$14.54	(19.80)%		1.92%		(.05)%		19.0%		$410,331
—	—	—	18.13	(.82)%		1.93%		(.47)%		22.7%		551,061
—	(.11)	(.11)	18.28	(1.65)%		1.95%		(.65)%		31.0%		272,150
—	(.36)	(.36)	18.69	(6.65)%		1.90%		(.58)%		43.5%		297,706
—	(.72)	(.72)	20.38	19.52%		1.93%		(.37)%		47.6%		288,957

$(.10)	$(.07)	$(.17)	$9.36	(13.20)%		1.85	%A	1.37	%A	29.5%		$32,914
(.11)	(.69)	(.80)	10.97	.89%		1.85	%A	1.04	%A,B	55.4%		36,308
(.12)	—	(.12)	11.64	(3.68)%		1.85	%A	1.38	%A	58.4%		35,971
(.31)	—	(.31)	12.20	4.53%		1.85	%A	1.67	%A	58.0%		37,026
(.19)	(.11)	(.30)	11.98	(2.69)%		1.85	%A	1.96	%A	50.0%		55,900

$—	$—	$—	$8.93	(23.87)%		2.00	%C	(.52	)%C	61.0%		$144,447
—	—	—	11.73	29.61%		2.00	%C	(.82	)%C	32.1%		182,201
—	—	—	9.05	21.48%		2.00	%C	(.21	)%C	60.7%		68,629
—	(.31)	(.31)	7.45	(1.06)%		1.99	%C	(.54	)%C	66.2%		57,046
—	—	—	7.81	(21.90	)% E	2.00	%C ,F	(.44	)%C,F	29.5	%F	58,365

C	Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.00% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended March 31, 2003, 2.13%; 2002, 2.24%; 2001, 2.46%; and 2000, 2.35%; and for the period June 15, 1998 to March 31, 1999, 2.38%.

D	For the period June 15, 1998 (commencement of operations) to March 31, 1999.

E	Not annualized.
F	Annualized.

Financial Highlights — Continued

		Investment Operations

	Net Asset	Net		Net Realized	Total
	Value,	Investment		and Unrealized	From
	Beginning	Income/		Gain/(Loss) on	Investment
	of Year	(Loss)		Investments	Operations

Financial Services Fund
— Primary Class
Years Ended Mar. 31,
2003	$12.51	$(.08	)G	$(1.23)	$(1.31)
2002	11.02	(.09	)G	1.58	1.49
2001	9.18	(.05	)G	1.89	1.84
Three Months Ended
Mar. 31, 2000H	9.41	(.01	)G	(.22)	(.23)
Year Ended Dec. 31,
1999I,J	10.57	(.07	)G	(1.09)	(1.16)
Period Ended Dec. 31,
1998K,L	10.00	(.01	)G	.58	.57
— Class A
Years Ended Mar. 31,
2003	$12.84	$.01	M	$(1.27)	$(1.26)
2002	11.22	.02	M	1.60	1.62
2001	9.28	.03	M	1.91	1.94
Three Months Ended
Mar. 31, 2000H	9.49	.01	M	(.22)	(.21)
Year Ended Dec. 31,
1999I,J	10.58	—	M	(1.09)	(1.09)
Period Ended Dec. 31,
1998K,L	10.00	—	M	.58	.58

G	Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.25%. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for years or periods ended March 31, 2003, 2.46%; 2002, 2.44%; 2001, 2.71%; 2000, 2.73%; and December 31, 1999, 2.73%, and 1998, 2.40%.
H	The year end for Financial Services Fund changed from December 31 to March 31.

I	Effective October 5, 1999, LMFA became Financial Services Fund’s adviser, replacing Bartlett & Co.
J	Includes financial information for Legg Mason Financial Services Fund and its predecessor, Bartlett Financial Services Fund.

K	For the period November 16, 1998 (commencement of operations) to December 31, 1998.

Distributions				Ratios/Supplemental Data

								Net
	From Net		Net Asset					Investment
From Net	Realized		Value,			Expenses		Income/(Loss)		Portfolio		Net Assets,
Investment	Gain on	Total	End of	Total		to Average		to Average		Turnover		End of Year
Income	Investments	Distributions	Year	Return		Net Assets		Net Assets		Rate		(in thousands)

$—	$—	$—	$11.20	(10.47)%		2.25	%G	(.64	)%G	38.2%		$40,367
—	—	—	12.51	13.52%		2.25	%G	(.69	)%G	28.9%		45,473
—	—	—	11.02	20.04%		2.25	%G	(.55	)%G	37.2%		46,705
—	—	—	9.18	(2.44	)% E	2.25	%F,G	(.38	)%F,G	60.9	%F	31,397
—	—	—	9.41	(10.97)%		2.25	%G	(.73	)%G	27.1%		28,366
—	—	—	10.57	5.70	% E	2.25	%F,G	(.11	)%F,G	—%		14,598
$—	$—	$—	$11.58	(9.81	)% N	1.50	%M	.12	%M	38.2%		$9,154
—	—	—	12.84	14.44	% N	1.50	%M	.07	%M	28.9%		9,960
—	—	—	11.22	20.91	% N	1.50	%M	.21	%M	37.2%		9,594
—	—	—	9.28	(2.21	)% E,N	1.50	%F,M	.36	%F,M	60.9	%F	8,856
—	—	—	9.49	(10.30	)% N	1.50	%M	.01	%M	27.1%		9,399
—	—	—	10.58	5.80	% E,N	1.50	%F,M	.22	%F,M	—%		7,451

L	The financial information for the period ended December 31, 1998, is for the Bartlett Financial Services Fund, Legg Mason Financial Services Fund’s predecessor.

M	Net of fees waived by LMFA pursuant to a voluntary expense limitation of 1.50%. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for years or periods ended March 31, 2003, 1.65%; 2002, 1.64%; 2001, 1.91%; 2000, 2.08%; and December 31, 1999, 2.05%; and 1998, 1.65%.

N	Excluding sales charge applicable to Class A shares.

See notes to financial statements.

Notes to Financial Statements
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)

1. Significant Accounting Policies:

   Legg Mason Investors Trust, Inc. (“Corporation”), consisting of American Leading Companies Trust (“American Leading Companies”), Balanced Trust (“Balanced Trust”), U.S. Small-Capitalization Value Trust (“U.S. Small-Cap”) and Financial Services Fund (“Financial Services”) (each a “Fund”), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

   Each Fund offers Primary Class and Institutional Class shares. The Institutional Class of Financial Services is not currently active. American Leading Companies and Balanced Trust offer an additional class of shares: Financial Intermediary Class. The Financial Intermediary Class of American Leading Companies is not currently active. Financial Services also offers an additional class of shares: Class A. Information about the Institutional and Financial Intermediary Classes, offered only to certain institutional investors, is contained in a separate report to the shareholders of those classes. The income and expenses of the Funds are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class, Class A and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

   Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Security Valuation

   Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value under procedures established by and under the general supervision of the Board of Directors.

   Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fixed income securities having a maturity of less than 60 days are valued at amortized cost, which approximates current market value.

Security Transactions

   Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 2003, receivables for securities sold and payables for securities purchased for each Fund were as follows:

	Receivable for	Payable for
	Securities Sold	Securities Purchased

American Leading Companies	$1,080	$—
Balanced Trust	—	—
U.S. Small-Cap	1,294	738
Financial Services	—	—

   For the year ended March 31, 2003, investment transactions (excluding short-term investments and U.S. government securities) were as follows:

	Purchases	Proceeds From Sales

American Leading Companies	$89,322	$124,754
Balanced Trust	13,187	12,861
U.S. Small-Cap	126,421	106,035
Financial Services	19,534	20,342

Foreign Currency Translation

   Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Deferred Organizational Expenses

   Deferred organizational expenses are amortized on a straight line basis over 5 years commencing on the date their respective operations began.

Repurchase Agreements

   The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the fund seeks to assert its rights. The Funds’ investment

Notes to Financial Statements — Continued

advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Reimbursements by Third Parties

   American Leading Companies has entered into a directed brokerage agreement with State Street Bank, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. During the year ended March 31, 2003, these payments amounted to $19 and were used to offset Fund expenses.

Investment Income and Distributions to Shareholders

   Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually for American Leading Companies, U.S. Small-Cap and Financial Services, and quarterly for Balanced Trust. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under federal income tax regulations.

2. Federal Income Taxes:

   No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

   Distributions during the years ended March 31, 2003 and 2002, were characterized as follows for tax purposes:

	Balanced Trust

	For the Years Ended
	March 31,
	2003	2002

Ordinary income	$672	$791
Long-term capital gains	394	3,867

Total distributions	$1,066	$4,658

   No ordinary income or capital gain distributions were paid during the years ended March 31, 2003 and 2002, for American Leading Companies, U.S. Small-Cap, or Financial Services.

   Pursuant to federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and March 31 of each year (“post-October loss”) as occurring on the first day of the following tax year. For the year ended March 31, 2003, realized capital and currency losses reflected in the accompanying financial statements, which will not be recognized for federal income tax purposes until 2004, are shown in the table below.

   The tax basis components of net assets at March 31, 2003, were as follows:

	American
	Leading	Balanced	U.S.	Financial
	Companies	Trust	Small-Cap	Services

Unrealized appreciation	$89,453	$4,095	$11,833	$8,728
Unrealized depreciation	(46,404)	(6,108)	(27,809)	(921)

Net unrealized appreciation/ (depreciation)	43,049	(2,013)	(15,976)	7,807
Undistributed ordinary income	—	409	—	—
Capital loss carryforwards	(34,471)	(167)	(324)	(1,123)
Post-October loss push and other loss deferrals	(6,243)	(768)	(5,956)	—
Paid-in capital	416,725	55,976	172,292	42,837

Net assets	$419,060	$53,437	$150,036	$49,521

   The difference between book and tax basis unrealized appreciation/(depreciation) is primarily due to the tax deferral of wash sale losses and tax treatment of market discount on certain debt instruments.

   The Funds intend to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of March 31, 2003, capital loss carryforwards were as follows:

	American
Expiring	Leading	Balanced	U.S.	Financial
In	Companies	Trust	Small-Cap	Services

2008	$—	$—	$—	$1,123
2009	1,843	—	324	—
2010	1,330	—	—	—
2011	31,298	167	—	—

   The American Leading Companies’ capital loss carryforward of $34,471 shown above includes $1,406 of capital losses acquired from Total Return Trust as a result

Notes to Financial Statements — Continued

of the merger described in Note 4. For the year ended March 31, 2003, Financial Services utilized $593 of prior year capital loss carryforwards.

   For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended March 31, 2003, the Funds recorded the following permanent reclassifications. Reclassifications are primarily due to the tax treatment of net operating losses, gain/(loss) on foreign currency transactions, and market discount on certain debt instruments. Results of operations and net assets were not affected by these reclassifications.

	American
	Leading	Balanced	U.S.	Financial
	Companies	Trust	Small-Cap	Services

Undistributed net investment income	$139	$20	$885	$261
Accumulated realized gain/(loss)	(117)	(20)	—	—
Paid-in capital	(22)	—	(885)	(261)

   At March 31, 2003, the cost of investments for federal income tax purposes was as follows:

American Leading Companies	$373,168
Balanced Trust	54,697
U.S. Small-Cap	164,167
Financial Services	41,809

3. Transactions With Affiliates:

   American Leading Companies has an investment advisory and management agreement with Legg Mason Funds Management, Inc. (“LMFM”). Pursuant to the agreement, LMFM provides American Leading Companies with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund’s average daily net assets.

   Balanced Trust, U.S. Small-Cap and Financial Services have management agreements with Legg Mason Fund Adviser, Inc. (“LMFA”). Pursuant to their respective agreements, LMFA provides these Funds with management and administrative services for which these Funds pay a fee, computed daily and payable monthly, at an annual rate of each Fund’s average daily net assets.

   LMFM and LMFA have voluntarily agreed to waive their fees in any month to the extent a Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month certain annual rates of that Fund’s average daily net assets, until August 1, 2003. The following chart summarizes the management fees and expense limitations for each of the Funds:

				Year Ended		At
				March 31,		March 31,
				2003		2003

				Management		Management
	Expense	Management	Asset	Fees		Fees
Fund	Limitation	Fee	Breakpoint	Waived		Payable

American Leading Companies
Primary Class	1.95%	0.75%	$0 – $1 billion	$—		$260
		0.65%	in excess of $1 billion
Institutional Class	0.95%	0.75%	$0 – $1 billion	—		5
		0.65%	in excess of $1 billion
Balanced Trust
Primary Class	1.85%	0.75%	at all asset levels	24		29
Financial Intermediary Class	1.35%	0.75%	at all asset levels	N.M.	A	N.M.	A
Institutional Class	1.10%	0.75%	at all asset levels	16		18

U.S. Small-Cap
Primary Class	2.00%	0.85%	$0 – $100 million	95		95
		0.75%	$100 million – $1 billion
		0.65%	in excess of $1 billion
Institutional Class	1.00%	0.85%	$0 – $100 million	3		4
		0.75%	$100 million – $1 billion
		0.65%	in excess of $1 billion
Financial Services
Primary Class	2.25%	1.00%	$0 – $100 million	62		30
		0.75%	$100 million – $1 billion
		0.65%	in excess of $1 billion
Class A	1.50%	1.00%	$0 – $100 million	14		7
		0.75%	$100 million – $1 billion
		0.65%	in excess of $1 billion

Bartlett & Co. (“Bartlett”) serves as investment adviser to Balanced Trust. Bartlett is responsible for the actual investment activity of the Fund. LMFA pays Bartlett a fee for its services, computed daily and payable monthly, at an annual rate equal to 66  2/3% of the fee received by LMFA.

   Brandywine Asset Management, LLC (“Brandywine”) serves as investment adviser to U.S. Small-Cap. Brandywine is responsible for the actual investment activity of the Fund. LMFA pays Brandywine a fee for its services, computed daily and payable monthly, at an annual rate equal to 58.8% of the fee received by LMFA.

   Gray, Seifert & Co., Inc. (“Gray Seifert”) serves as investment adviser to Financial Services. Gray Seifert is responsible for the actual investment activity of the Fund.

A	N.M. — Not meaningful.

Notes to Financial Statements — Continued

LMFA pays Gray Seifert a fee for its services, computed daily and payable monthly, at an annual rate of 60% of the fee received by LMFA.

   Legg Mason Wood Walker, Incorporated (“Legg Mason”), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund’s Primary Class’s (and with respect to Financial Services, Class A’s and with respect to Balanced Trust, Financial Intermediary’s) average daily net assets, computed daily and payable monthly as follows:

					Year Ended	At
					March 31, 2003	March 31, 2003

					Distribution and	Distribution and
	Distribution		Service		Service Fees	Service
Fund	Fee		Fee		Waived	Fees Payable

American Leading Companies	0.75%		0.25%		$—	$346
Balanced Trust
Primary Class	0.50%		0.25%		37	12
Financial Intermediary Class	—	B	0.25%	B	9	—
U.S. Small-Cap	0.75%		0.25%		140	104
Financial Services
Primary Class	0.75%		0.25%		26	32
Class A	N/A		0.25%		—	2

   For the year ended March 31, 2003, Legg Mason retained sales charges of $4 on the sale of Class A shares of Financial Services.

   No brokerage commissions were paid by the Funds to Legg Mason or its affiliates during the year ended March 31, 2003.

   LMFA serves as administrator to American Leading Companies under an administrative services agreement with LMFM. For LMFA’s services to American Leading Companies, LMFM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Fund. For the year ended March 31, 2003, LMFA received $235.

   LM Fund Services, Inc., a registered transfer agent, has an agreement with the Funds’ transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. the following amounts for the year ended March 31, 2003: American Leading Companies, $120; Balanced Trust, $16; U.S. Small-Cap, $53; and Financial Services, $11.

B	The 12b-1 plans for the Financial Intermediary Class of each Fund provide for payments at an annual rate of up to 0.40% of the Fund’s average daily net assets. The Board of Directors of each Fund has approved payments under these plans of 0.25% of average daily net assets.

   LMFM, LMFA, Bartlett, Brandywine, Gray Seifert, Legg Mason, and LM Fund Services, Inc. are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

4. Acquisition of Legg Mason Total Return Trust, Inc.:

   On June 14, 2001, American Leading Companies acquired all of the assets of Legg Mason Total Return Trust, Inc. (“Total Return Trust”) pursuant to the Agreement and Plan of Reorganization dated April 6, 2001, which was approved on May 17, 2001, by Total Return Trust shareholders who voted 9,418 shares for and 135 shares against, with 244 shares abstaining from the proposal. The acquisition was accomplished by a tax-free exchange of 16,130 Primary Class shares (having a value of $307,797) and 549 Institutional Class shares (having a value of $10,470) for 16,422 Primary Class and 556 Institutional Class shares, respectively, of Total Return Trust outstanding at the merger date. Total Return Trust’s net assets at that date, which included $1,952 of accumulated net realized loss and $66,850 of net unrealized gain, were combined with those of American Leading Companies, resulting in aggregate net assets of $601,778.

5. Line of Credit:

   The Funds, along with certain other Legg Mason Funds, participate in a $300 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. For the year ended March 31, 2003, the Funds made no borrowings under the Credit Agreement.

6. Fund Share Transactions:

   At March 31, 2003, there were 250,000, 375,000, 50,000, and 125,000 shares authorized at $.001 par value for the Primary Classes of American Leading Companies, Balanced Trust, U.S. Small-Cap and Financial Services, respectively. At March 31, 2003, there were 125,000 shares authorized at $.001 par value for Class A of Financial Services and 125,000 shares authorized at $.001 par value for the Financial Intermediary Class of Balanced Trust. At March 31, 2003, there were 250,000, 125,000, 50,000 and 125,000 shares authorized at $.001 par value for the Institutional Classes of American Leading Companies, Balanced Trust, U.S. Small-Cap and Financial Services, respectively. Share transactions are detailed on the following page.

Notes to Financial Statements — Continued

						Reinvestment
		Sold				of Distributions

		Shares		Amount		Shares	Amount

American Leading Companies Trust
—	Primary Class
	Year Ended March 31, 2003	3,984		$62,046		—	$—
	Year Ended March 31, 2002	19,872	C	375,758	D	—	—
—	Institutional Class
	Year Ended March 31, 2003	181		$2,912		—	$—
	Period Ended March 31, 2002E	647	F	12,246	G	—	—
Balanced Trust
—	Primary Class
	Year Ended March 31, 2003	892		$8,725		56	$556
	Year Ended March 31, 2002	574		6,390		212	2,417
—	Financial Intermediary Class
	Year Ended March 31, 2003	18		$179		46	$460
	Year Ended March 31, 2002	252		2,888		184	2,091
—	Institutional Class
	Year Ended March 31, 2003	4		$49		1	$8
	Year Ended March 31, 2002	6		61		2	25
U.S. Small-Cap
—	Primary Class
	Year Ended March 31, 2003	6,716		$73,192		—	$—
	Year Ended March 31, 2002	9,862		99,632		—	—
—	Institutional Class
	Year Ended March 31, 2003	511		$5,737		—	$—
	Year Ended March 31, 2002	566		5,961		—	—
Financial Services Fund
—	Primary Class
	Year Ended March 31, 2003	721		$8,463		—	$—
	Year Ended March 31, 2002	425		4,887		—	—
—	Class A
	Year Ended March 31, 2003	92		$1,092		—	$—
	Year Ended March 31, 2002	155		1,799		—	—

C	Includes 16,130 shares issued in connection with fund acquisition (see Note 4).

D	Includes $307,797 from fund acquisition (see Note 4).

E	For the period from June 14, 2001 (commencement of operations) to March 31, 2002.
F	Includes 549 shares issued in connection with fund acquisition (see Note 4).

G	Includes $10,470 from fund acquisition (see Note 4).

		Repurchased		Net Change

		Shares	Amount	Shares	Amount

American Leading Companies Trust
—	Primary Class
	Year Ended March 31, 2003	(6,165)	$(95,958)	(2,181)	$(33,912)
	Year Ended March 31, 2002	(4,358)	(79,266)	15,514	296,492
—	Institutional Class
	Year Ended March 31, 2003	(120)	$(1,907)	61	$1,005
	Period Ended March 31, 2002E	(119)	(2,197)	528	10,049
Balanced Trust
—	Primary Class
	Year Ended March 31, 2003	(741)	$(7,266)	207	$2,015
	Year Ended March 31, 2002	(568)	(6,329)	218	2,478
—	Financial Intermediary Class
	Year Ended March 31, 2003	(324)	$(3,203)	(260)	$(2,564)
	Year Ended March 31, 2002	(684)	(7,751)	(248)	(2,772)
—	Institutional Class
	Year Ended March 31, 2003	(5)	$(46)	—	$11
	Year Ended March 31, 2002	—	—	8	86
U.S. Small-Cap
—	Primary Class
	Year Ended March 31, 2003	(6,068)	$(60,477)	648	$12,715
	Year Ended March 31, 2002	(1,915)	(18,668)	7,947	80,964
—	Institutional Class
	Year Ended March 31, 2003	(368)	$(4,023)	143	$1,714
	Year Ended March 31, 2002	(188)	(1,921)	378	4,040
Financial Services Fund
—	Primary Class
	Year Ended March 31, 2003	(749)	$(8,787)	(28)	$(324)
	Year Ended March 31, 2002	(1,030)	(11,892)	(605)	(7,005)
—	Class A
	Year Ended March 31, 2003	(77)	$(932)	15	$160
	Year Ended March 31, 2002	(234)	(2,746)	(79)	(947)

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors
Legg Mason Investors Trust, Inc.:

   We have audited the accompanying statements of net assets of Legg Mason Investors Trust, Inc. (comprised of American Leading Companies Trust, Balanced Trust, U.S. Small-Capitalization Value Trust and Financial Services Fund) (the “Funds”) as of March 31, 2003, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights (Primary Class) for each of the periods presented therein with respect to American Leading Companies Trust, Balanced Trust and U.S. Small-Capitalization Value Trust, and financial highlights (Primary Class and Class A) for each of the periods presented from January 1, 1999 through March 31, 2003, with respect to the Financial Services Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Financial Services Fund for the period November 16, 1998 (commencement of operations) through December 31, 1998 were audited by other auditors whose report dated February 5, 1999, expressed an unqualified opinion on those financial highlights.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Legg Mason Investors Trust, Inc. at March 31, 2003, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the financial highlights (Primary Class) for each of the periods presented therein with respect to the American Leading Companies Trust, Balanced Trust and U.S. Small-Capitalization Value Trust, and the financial highlights (Primary Class and Class A) for each of the periods presented from January 1, 1999 through March 31, 2003, with respect to the Financial Services Fund, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

April 30, 2003

Special Meeting of Shareholders

   A Special Meeting of Shareholders of the Funds was held on October 30, 2002, at which the following actions were taken:

   Proposal 1: To elect a Board of Directors:

	American Leading
	Companies		Balanced Trust		U.S. Small-Cap		Financial Services

	Affirmative	Withheld	Affirmative	Withheld	Affirmative	Withheld	Affirmative	Withheld

John F. Curley, Jr.	16,006	452	3,297	104	9,675	330	2,451	43
Mark R. Fetting	15,958	500	3,295	106	9,671	334	2,451	43
Richard G. Gilmore	15,981	477	3,296	105	9,655	350	2,443	51
Arnold L. Lehman	15,990	468	3,295	106	9,655	350	2,446	48
Robin J.W. Masters	15,958	500	3,294	107	9,638	367	2,451	43
Jill E. McGovern	15,992	466	3,296	105	9,663	342	2,445	49
Arthur S. Mehlman	15,965	493	3,293	108	9,640	365	2,448	46
G. Peter O’Brien	16,011	447	3,297	104	9,673	332	2,449	45
S. Ford Rowan	16,006	452	3,294	107	9,683	322	2,449	45

   Proposal 2a: To modify the fundamental investment restriction on borrowing money:

	American
	Leading	Balanced		Financial
	Companies	Trust	U.S. Small-Cap	Services

Affirmative	15,412	3,218	9,391	2,342
Against	524	93	367	55
Abstain	472	88	234	63
Broker non-votes	50	2	13	34

   Proposal 2b: To modify the fundamental investment restriction on underwriting securities:

	American
	Leading	Balanced		Financial
	Companies	Trust	U.S. Small-Cap	Services

Affirmative	15,440	3,224	9,392	2,341
Against	496	87	366	56
Abstain	472	88	234	63
Broker non-votes	50	2	13	34

   Proposal 2c: To modify the fundamental investment restriction on lending:

	American
	Leading	Balanced		Financial
	Companies	Trust	U.S. Small-Cap	Services

Affirmative	15,435	3,210	9,396	2,342
Against	501	101	362	55
Abstain	472	88	234	63
Broker non-votes	50	2	13	34

Special Meeting of Shareholders — Continued

   Proposal 2d: To modify the fundamental investment restriction on issuing senior securities:

	American
	Leading	Balanced		Financial
	Companies	Trust	U.S. Small-Cap	Services

Affirmative	15,444	3,224	9,387	2,342
Against	492	87	371	55
Abstain	472	88	234	63
Broker non-votes	50	2	13	34

   Proposal 2e: To modify the fundamental investment restriction on real estate investments:

	American
	Leading	Balanced		Financial
	Companies	Trust	U.S. Small-Cap	Services

Affirmative	15,453	3,203	9,416	2,343
Against	483	108	342	54
Abstain	472	88	234	63
Broker non-votes	50	2	13	34

   Proposal 2f: To modify the investment restriction on investing in commodities:

	American
	Leading	Balanced		Financial
	Companies	Trust	U.S. Small-Cap	Services

Affirmative	15,414	3,222	9,383	2,340
Against	522	89	375	57
Abstain	472	88	234	63
Broker non-votes	50	2	13	34

   Proposal 2g: To modify the fundamental investment restriction on industry concentration:

	American
	Leading	Balanced		Financial
	Companies	Trust	U.S. Small-Cap	Services

Affirmative	15,443	3,220	9,397	2,343
Against	493	91	361	54
Abstain	472	88	234	63
Broker non-votes	50	2	13	34

   Proposal 2h: To remove the fundamental investment restriction on diversification:

	American
	Leading	Balanced		Financial
	Companies	Trust	U.S. Small-Cap	Services

Affirmative	15,458	3,225	9,417	2,342
Against	478	86	341	55
Abstain	472	88	234	63
Broker non-votes	50	2	13	34

   Proposal 2k: To remove the fundamental investment restriction on margin transactions:

	American
	Leading	Balanced		Financial
	Companies	Trust	U.S. Small-Cap	Services

Affirmative	N/A	N/A	N/A	2,340
Against	N/A	N/A	N/A	57
Abstain	N/A	N/A	N/A	63
Broker non-votes	N/A	N/A	N/A	34

   Proposal 3: To change the Funds’ investment objective from fundamental to nonfundamental:

	American
	Leading	Balanced		Financial
	Companies	Trust	U.S. Small-Cap	Services

Affirmative	14,857	3,148	9,050	2,266
Against	792	123	558	93
Abstain	759	128	384	101
Broker non-votes	50	2	13	34

N/A— Not applicable.

Directors and Officers

   The table below provides information about the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

Term of
Office
and
	Position(s)	Length		Other
	Held With	of Time		Directorships	Principal Occupation(s)
Name and Age	Funds	ServedA	Number of Legg Mason Funds Overseen	Held	During the Past Five Years

INDEPENDENT DIRECTORS:

Gilmore, Richard G. Age 75	Director	Since 1993	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Retired. Trustee of Pacor Settlement Trust, Inc. since 1990. Formerly: Director of CSS Industries, Inc. (diversified holding company that makes seasonal decorative products); Senior Vice President, Chief Financial Officer and Director of PECO Energy Co., Inc. (now Exelon Corporation).

Lehman, Arnold L. Age 58	Director	Since 1993	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Director of The Brooklyn Museum of Art since 1997. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. Age 47	Director	Since 2002	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Retired. Director of The Family Learning Centre (non- profit) since 1996; Director of Bermuda SMARTRISK (nonprofit) since 2001. Formerly: Chief Investment Officer of ACE Limited (insurance) (1995-2000).

McGovern, Jill E. Age 58	Director	Since 1993	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Chief Executive Officer of The Marrow Foundation since 1993. Formerly: Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Term of
Office
and
	Position(s)	Length		Other
	Held With	of Time		Directorships	Principal Occupation(s)
Name and Age	Funds	ServedA	Number of Legg Mason Funds Overseen	Held	During the Past Five Years

Mehlman, Arthur S. Age 61	Director	Since 2002	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Retired. Director of Maryland Business Roundtable for Education (nonprofit); Director of University of Maryland Foundation (non-profit); Director of University of Maryland College Park Foundation (nonprofit) since 1998. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

O’Brien, G. Peter Age 57	Director	Since 1999	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Director of the Royce Family of Funds (consisting of 17 portfolios); Director of Renaissance Capital Greenwich Funds.	Trustee of Colgate University and President of Hill House, Inc. (residential home care). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford Age 59	Director	Since 2002	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Consultant, Rowan & Blewitt Inc. (management consulting); Adjunct Professor, George Washington University since 2000; Director of Santa Fe Institute (scientific research institute) since 1999; Director of Annapolis Center for Science-Based Public Policy since 1995.

INTERESTED DIRECTORS:

Curley, John F., Jr.B Age 63	Chairman and Director	Since 1993	Chairman and Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Director and/or officer of various Legg Mason affiliates. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated; Director of Legg Mason Fund Adviser, Inc. and Western Asset Management Company (each a registered investment adviser).

Directors and Officers — Continued

Term of
Office
and
	Position(s)	Length		Other
	Held With	of Time		Directorships	Principal Occupation(s)
Name and Age	Funds	ServedA	Number of Legg Mason Funds Overseen	Held	During the Past Five Years

Fetting, Mark R.B Age 48	President and Director	President since 2001; Director since 2002	President and Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Director of the Royce Family of Funds (consisting of 17 portfolios).	Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason affiliates since 2000. Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates; Vice President, T. Rowe Price Group, Inc.

EXECUTIVE OFFICERS:

Duffy, Marc R.C Age 45	Vice President and Secretary	Since 2000	Vice President and Secretary of all Legg Mason funds (consisting of 23 portfolios).	None	Vice President and Secretary of Legg Mason Fund Adviser, Inc. since 2000; Associate General Counsel of Legg Mason Wood Walker, Incorporated since 1999. Formerly: Senior Associate, Kirkpatrick & Lockhart LLP (1996-1999); Senior Counsel, Securities and Exchange Commission, Division of Investment Management (1989-1995).

Karpinski, Marie K.C Age 54	Vice President and Treasurer	Since 1993	Vice President and Treasurer of all Legg Mason funds (consisting of 23 portfolios).	None	Vice President of Legg Mason Wood Walker, Incorporated; Vice President and Treasurer of Legg Mason Fund Adviser, Inc. and Western Asset Funds, Inc.; Treasurer of Pacific American Income Shares, Inc. and Western Asset Premier Bond Fund.

A	Directors of the Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors.

B	Mr. Curley and Mr. Fetting are considered to be interested persons (as defined in the 1940 Act) of the Corporation by virtue of being employees of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Corporation.
C	Officers of the Corporation are interested persons (as defined in the 1940 Act).

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S DIRECTORS

AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL
INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY
CALLING 1-800-822-5544.

Legg Mason offers a wide range of mutual funds to meet investors’ varying financial needs and investment goals. The funds are listed below:

Equity Funds:	Specialty Funds:

Value Trust	Balanced Trust
Special Investment Trust	Financial Services Fund
American Leading Companies Trust	Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

Global Funds:	Taxable Bond Funds:

Global Income Trust	U.S. Government Intermediate-Term Portfolio
International Equity Trust	Investment Grade Income Portfolio
Emerging Markets Trust	High Yield Portfolio

Tax-Free Bond Funds:	Money Market Funds:

Tax-Free Intermediate-Term Income Trust	U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust	Cash Reserve Trust
Pennsylvania Tax-Free Income Trust	Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.

                                                                                          Investment Managers

For American Leading Companies Trust: Legg Mason Funds Management, Inc. Baltimore, MD

For Balanced Trust, U.S. Small-Cap Value Trust, and Financial Services Fund: Legg Mason Fund Adviser, Inc. Baltimore, MD

                                                                                          Investment Advisers
                                                                                                   For American Leading Companies Trust:
                                                                                                      Legg Mason Funds Management, Inc.
                                                                                                      Baltimore, MD

For Balanced Trust: Bartlett & Co. Cincinnati, OH

For U.S. Small-Cap Value Trust: Brandywine Asset Management, LLC Wilmington, DE

For Financial Services Fund: Gray, Seifert & Co., Inc. New York, NY

                                                                                          Board of Directors
                                                                                             John F. Curley, Jr., Chairman
                                                                                             Mark R. Fetting, President
                                                                                             Richard G. Gilmore
                                                                                             Arnold L. Lehman
                                                                                             Robin J. W. Masters
                                                                                             Dr. Jill E. McGovern
                                                                                             Arthur S. Mehlman
                                                                                             G. Peter O’Brien
                                                                                             S. Ford Rowan

                                                                                          Transfer and Shareholder Servicing Agent
                                                                                             Boston Financial Data Services
                                                                                             Braintree, MA

                                                                                          Custodian
                                                                                             State Street Bank & Trust Company
                                                                                             Boston, MA

                                                                                          Counsel
                                                                                             Kirkpatrick & Lockhart LLP
                                                                                             Washington, DC

                                                                                          Independent Auditors
                                                                                             Ernst & Young LLP
                                                                                             Philadelphia, PA

This report is not to be distributed unless preceded or accompanied by a prospectus.

Legg Mason Wood Walker, Incorporated

Member NYSE, Inc. • Member SIPC

100 Light Street
P.O. Box 1476, Baltimore, MD 21203-1476
410 • 539 • 0000

LMF-013  5/03